VINTAGE MUTUAL FUNDS


                       SEMI-ANNUAL REPORT TO SHAREHOLDERS


                               SEPTEMBER 30, 1998

MESSAGE FROM THE PRESIDENT

Dear Shareholders:

The six months ended September 30, 1998, was a challenging period for equity investors. History tells us to expect volatility in the stock market, and with stocks just completing their worst quarter in eight years, we were reminded of that lesson again. By the end of the period, investors were focused on a number of risks to the U.S. stock market: economic turbulence in Asia, the possibility of a financial meltdown in Russia, a slowdown in Latin America, and fears of a recession in the United States. As a result, the S&P 500 declined 6.97% during the period.

Bond investors, on the other hand, enjoyed strong performance. Uncertainty in the stock market led investors to shift money into the bond market. This "flight to quality", combined with growing expectations for rate cuts from the Federal Reserve, led to generally lower interest rates. And indeed, the period was capped off with a 0.25% Federal Reserve rate cut on September 29, 1998. During the period, the yield on the 30 year U.S. government bond fell from 5.93% to 4.98%, resulting in a total return of 6.66% for the bond market (as measured by the Lehman Aggregate Bond Index).

Looking forward, the primary investment concern continues to be slower economic growth leading to slowing or possibly even declining earnings. While we remain mindful of the possibility of recession, we believe that there is still great strength in the U.S. economy. Housing starts are higher this year than for any period since 1987. The economy is still growing, albeit at a slower rate. Signs of inflation are virtually nonexistent. And, as of the time of this writing, the Federal Reserve has acted to reduce short-term interest rates another 0.25%.

Still, these last few weeks should serve to remind us all of the need to assess our investment time horizon and tolerance for risk. No one can predict what the markets will do in the future. And if this most recent dose of reality made you uncomfortable with your investments, perhaps some changes in your asset allocation strategy are appropriate. None of this is to suggest that you attempt to time the market. If you have a long time horizon, and are comfortable with the short-term swings of the market, then by all means, stay the course! Historically, patient investors have been rewarded.

The reports that follow provide a detailed discussion of the performance of each of the Vintage Mutual Funds during the six months ended September 30, 1998. I urge you to read them carefully. They explain not only how your investment in the Funds performed over the period; they also offer insight into why they performed as they did.

Thank you for your continued confidence in our Investors Management Group team of investment professionals. We look forward to providing you with the highest quality investment management far into the future. As always, if you would like a prospectus, have any questions or require assistance, please don't hesitate to call us at 1-800-438-6375.


Sincerely,
David W. Miles
President

--------------------------------------------------------------------------------
THE VINTAGE MUTUAL FUNDS ARE DISTRIBUTED BY BISYS FUND SERVICES LIMITED PARTNERSHIP.

SHARES OF THE VINTAGE MUTUAL FUNDS ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, AMCORE FINANCIAL INC., ANY OF ITS SUBSIDIARIES OR AMCORE CAPITAL MANAGEMENT, INC. , OR INVESTORS MANAGEMENT GROUP. INVESTMENT PRODUCTS INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

FOR MORE COMPLETE INFORMATION ON ANY OF THE VINTAGE MUTUAL FUNDS, INCLUDING FEES, EXPENSES AND SALES CHARGES, PLEASE CALL 1-800-438-6375 FOR A FREE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE INVESTING OR SENDING MONEY.

MESSAGE FROM THE INVESTMENT ADVISOR


A  powerful  deflationary  force  has been in place  worldwide  since  the early
1980's.

The globe has been in the grip of disinflation--and in the case of emerging countries, deflation and depression--for many years. Starting in 1997, market direction has been ruled by international turmoil. During the third quarter, market behavior indicated investors were anticipating a recession. While additional shocks cannot be ruled out, great strides have been achieved in recent weeks and a recession will most likely be avoided.

The latest incarnation of the disinflation trend has been the collapse of certain Asian economies last year, the Russian devaluation last summer and most recently the near default of a prominent hedge fund. The U.S. stock market--which had advanced into mid-year based on near perfect conditions--slumped severely during the third quarter as the bad global news mounted. It was the worst quarter for stocks in eight years. On the other hand, government bonds rallied sharply during this period as investors flocked to the safe haven of U.S. Government debt, while bond credit spreads widened sharply.

Speculative positions have generated the extreme volatility prevailing in the investment arena today. It is now clear that the market excesses of recent months have been amplified by the tremendous bets being placed by several now infamous "hedge funds". (The reader will notice the irony in using the term "bet" and "hedge" together when referring to these funds.) These excesses have entailed positions that over-strengthened the dollar against the Yen (they use a technique called the yen carry trade). As "hedges" are being unwound the markets moved to temporary extremes.

But the recent correction in stocks, the simultaneous sharp drop in government bond interest rates, and the drop in the value of the dollar, especially against the Yen, were inter-related and can be viewed as constructive. Credit and speculative froth have never been good for healthy markets. Further, the strength of the yen, while problematical for Japan, gives some relief to worries that China may seek another devaluation as a protective measure against a weak yen.

The big news is the recent easing engineered by the Federal Reserve following significant strides in dealing with international finance. The Fed has firmly signaled it will act to forestall any U.S. credit tightening precipitated by global conditions. This Fed move, following a series of speeches indicating the monetary authorities were being especially vigilant, was well timed and executed to maximum effect. A credit crunch should be avoided.

On the international front, a series of strides toward improvement preceded the Fed move. They included enactment of a Japanese recovery plan. An International Monetary Fund $18 billion U.S. contribution was crafted. And a process has been initiated by the industrialized nations that will require greater disclosure and regulatory oversight in lesser-developed nations.

The dollar recently registered its biggest loss against the yen since going off the gold standard in 1973. This dollar weakness (or yen strength) may be overdone to some degree, but nonetheless the yen's price relative to the dollar was much too weak considering prevailing conditions. The recent yen strength is particularly important because it eases pressure on other Asian countries to begin another round of devaluations, the most notable being China.

One level of comfort is that the U.S. economy is very sound at this point and signs of recession are scant. Labor remains tight. The fiscal house of the Federal Government is finally in order. Consumption remains healthy and may get a further boost with a new round of refi activity. Housing is strong (mortgage applications were at record levels last month) and autos are selling. Some weakness can be detected in employment growth and consumer confidence--which has dropped in the last several months, but remains near 30-year highs. These strengths form the basis for solid markets and should enable the bull run begun in 1982 to resume.

We believe that the U.S. economy will weaken somewhat due to the loss in exports brought on by global slowing, but a recession should be avoided. Growth in domestic corporate earnings, while slowing from the last several years, should continue to climb. Finally, the markets should return to a more rational out-look as excesses unwind. While anticipated market conditions never offer guarantees, we feel that the Funds are well positioned to capture greater returns as more rational market conditions prevail.



Jay H. Evans

Chief Investment Officer

Investors Management Group

THE VINTAGE MONEY MARKET FUNDS

The U.S. economy remained strong for the second and third quarters of 1998. Shorter-term rates were impacted much more dramatically by international than domestic events. While domestic inflation rates remained fairly constant, rates on short-term fixed income securities declined as investors pursued relatively more secure investment alternatives. U.S. Treasury securities benefited most from this "flight to quality", with lower credit securities of similar length also experiencing less dramatic yield declines.

By September 30, the short-term rate structure had inverted, presenting a particularly challenging yield environment for money market fund managers. As existing portfolio securities mature within the respective funds, replacing the yield of the maturing security becomes relatively more difficult.

THE GOVERNMENT ASSETS FUND

Yields on U.S. Treasury obligations declined throughout the period as investors from around the world sought the credit safety of those securities. As a result, the U.S. agency discount market continued to add relative value over the Treasury market. The Government Assets Fund emphasized agency securities and repurchase agreements in its portfolio, taking advantage of their relatively greater yields. The average days to maturity remained in the thirty to forty-five day range for most of the period, declining to less than twenty days as the likelihood of an easing by the Federal Reserve Board created more value in shorter agency discount notes and repurchase agreements. Yield on the Fund will likely decrease somewhat going forward as new security purchases reflect the Federal Reserve Board action of September 29.

THE LIQUID ASSETS FUND

The Liquid Assets Fund continued to invest in a variety of short-term, government guaranteed securities during the second and third quarters. The inverted yield curve for money market term securities offered little yield incentive to extend the average life of the portfolio. The portfolio ended the quarter with an average weighted maturity of fourteen days, less than the industry average. Throughout the quarter, we added positions in appropriate agency, corporate and commercial paper securities to enhance Fund yield. We expect to maintain a somewhat shorter portfolio structure going forward based upon our current portfolio allocation. We anticipate that rates on the fund will decline somewhat going forward.

THE MUNICIPAL ASSETS FUND

The Municipal Assets Fund continued diversifying its holdings throughout the period as the Fund extended its average days to maturity and number of portfolio holdings. Its average maturity is now near the industry average. Short-term municipals did not participate fully in the short-term rate decline experienced by U.S. Treasuries, leaving them fairly valued relative to comparable length taxable securities. We continue to be focused on purchasing appropriate municipal notes, continuing our shift from overnight securities to longer tax-exempt securities.

--------------------------------------------------------------------------------

Although the Vintage Money Market Funds seek to maintain a stable net asset value of $1.00, there is no assurance that they will be able to do so. The Vintage Money Market Funds are neither insured nor guaranteed by the U.S. government.

THE VINTAGE FIXED INCOME FUNDS

The greatest factor to impact fixed income markets over the past two quarters was the dramatic decline in longer-term rates, particularly in the U.S. Treasury market. The rally drove long-term Treasury bond yields to their lowest recorded levels as renewed turmoil overseas prompted investors to place safety of invested principal above all other investment objectives. This flight to quality produced an unusual Treasury yield curve, with three-month bills to thirty-year bonds yielding less than overnight investments.

This decline in rates stimulated the U.S. economy, led by housing starts at their highest levels since March of 1987. Commercial construction activity and spending on infrastructure by state and local governments also accelerated, compliments of lower borrowing costs.

However, the impact of global economic uncertainty cannot be overlooked. Lower exports have slowed manufacturing activity and resulted in the largest trade deficit since the late 1980's. As the Asian contagion reaches out to Latin America and Canada, it creeps ever close to our shores, prompting renewed focus on the possibility of additional easing of short-term rates by the Federal Reserve.

As we go forward from here, we will continue to identify market inefficiencies that offer portfolios appropriate yield enhancement opportunities. Most sectors have not rallied as aggressively as the Treasury market at this time. We will continue to take advantage of buying opportunities presented by perceived imbalances.

THE LIMITED TERM BOND FUND

Prior to August, the bond market was relatively stable. Yields were basically unchanged and the yield curve was quite flat. Beginning in early August, significant realignments began to occur. Renewed fear of international financial crises spurred a flight to quality that moved Treasury yields significantly lower. Most other sectors experienced little change in yield causing agency, corporate and mortgage spreads to widen significantly to Treasuries. The corporate sector widened as equity markets experienced increased volatility over corporate earnings concerns. Mortgage backed securities also widened as decreasing rates prompted fears of increased prepayments.

For the six-month period ended September 30, 1998, the Fund provided a total return of 4.26 percent*, due to an overweighting in corporate and mortgage securities relative to the industry benchmark. The Fund performance slightly lagged the benchmark. The average maturity of the Fund was relatively constant throughout the period at 3.4 years, while portfolio holdings increased from thirty-five to forty-one. Assets in the Fund increased by roughly six percent to $53.8 million.

As of September 30, 1998, approximately thirty-five percent of Fund assets were invested in Treasury and agency securities, thirty percent in corporate bonds, thirty two percent in mortgage-related securities, two percent in taxable municipals and three percent in cash and cash equivalents. The average credit quality of the portfolio as of September 30, 1998 was AAA. The composition of the Fund's portfolio is subject to change.

THE BOND FUND

The U.S. Treasury bond market rallied sharply over the past six months. Renewed turmoil overseas triggered a flight to quality that drove long-term government bond yields below five percent, the lowest level since the 1960's. The resulting Treasury yield curve was extremely flat, with all Treasury yields falling below the overnight rate, even after the Federal Reserve Board's 0.25 percent rate reduction. Corporate bond yields were little changed from the beginning of the year, with yield spreads on investment-grade, intermediate-term corporate bonds at the widest levels this decade. Yield spreads on mortgage-backed securities are also at their widest levels in five years as refinancing activity is on the rise again. For the six-month period ended September 30, 1998, the Bond Fund posted a total return of 5.31 percent*. For the past twelve months, the Fund's total return was 9.93 percent*.

In response to this yield environment, we have selectively increased the Fund's exposure to corporate bonds and mortgage-backed securities. The duration of the Fund is somewhat shorter than the benchmark. Underweighting the Treasury sector and a shorter duration negatively affected performance during the period, particularly during September. The current portfolio structure, however, is positioned to benefit substantially if the flight to quality dissipates.

As of September 30, 1998, approximately forty percent of the Fund's assets were invested in mortgage-related securities, thirty-two percent in corporate bonds, ten percent in taxable municipals, fifteen percent in Treasury and agency securities and three percent in cash and cash equivalents. The average maturity of the portfolio was 5.77 years. The average credit quality was AA1. The Fund's composition of portfolio is subject to change.

THE INCOME FUND

The flight to quality in the Treasury market also affected returns in the Income Fund as investors sought a safe haven for invested funds. This environment could persist if concerns regarding the Asian economies continue. Most non-Treasury securities widened in comparison as the prices on these securities did not rise as quickly as Treasuries. For the six-month period ended September 30, 1998, the Fund posted a total return of 5.46 percent*. For the past twelve months, the fund's total return was 9.23 percent*. For the period, we were focused on purchasing strong credit quality corporate bonds and mortgage-backed securities as callable bonds fell out of favor and their relative yields became more attractive.

Looking forward, we continue to actively pursue increasing investment income for Fund shareholders. We will continue to take advantage of yield disparities as they develop and would anticipate maintaining an average Fund portfolio maturity near the benchmark.

As of September 30, 1998, approximately forty-six percent of the Fund's assets were invested in mortgage-related securities, twenty-nine percent in corporate bonds, thirteen percent in treasuries and agencies and eight percent in taxable municipal obligations, with the remainder in cash and cash equivalents. The average maturity of the Fund's holdings was 6.56 years and the average credit quality was AAA. The composition of the Fund's portfolio is subject to change.

THE MUNICIPAL BOND FUND

The municipal market remained relatively unchanged during the period as municipal yields failed to follow Treasury yields lower. The large supply of municipal issuance subsided from extremely high levels earlier in the year in reaction to the more stable rate environment. The Municipal Fund provided a total return of 3.58 percent* for the six-month period ended September 30, 1998 and 6.35 percent* for the past year. The Fund was positioned slightly longer than its index, with securities in the ten to twenty year maturity sector accounting for most of the overweight.

Going forward, we believe that municipal securities are positioned to perform well, with some tax-exempt maturities providing yields equal to taxable Treasury securities. Demand for tax-exempt securities appears firm at this point while the future supply of new issuances is relatively limited. The Fund's slightly longer duration should perform relatively well in this anticipated environment.

As of September 30, 1998, the portfolio remains well diversified with seventy-two securities. As of the same date, the average maturity of the portfolio was eight years with an average credit quality of AA1. The Fund's portfolio composition is subject to change over time.

THE VINTAGE BALANCED FUND

The Vintage Balanced Fund performance lagged an unmanaged index of fifty percent S&P 500 Stock Index and fifty percent Lehman Brothers Intermediate Government/Corporate Bond Index slightly for the period. The Fund portfolio currently invests roughly sixty-two percent of assets in stocks and the balance in fixed income securities and a small cash position. As equity markets corrected significantly during the period, Fund performance was negatively impacted by the relatively greater allocation to stocks. For the six-month period ended September 30, 1998, the Balanced Fund provided a total return of -4.89 percent* and 5.32 percent* for the past twelve months.

During the period, financial and retail stocks were particularly hard hit as investors respectively faced concerns regarding a possibly slowing domestic economy (potentially leading to lower loan growth and related earnings) and a potentially negative impact on retail store performance. The flight to quality experienced by the Treasury market caused most other fixed income securities to widen in yield spreads against Treasuries. The Fund's relatively low allocation to Treasury securities similarly impacted Fund performance.

Going forward, the portfolio is positioned to perform well if the domestic consumer continues to be encouraged by low unemployment and the positive personal cash flows generated by continued refinancing activity. We anticipate that our allocation between stocks and bonds will remain roughly constant, with the fixed income portion of the Fund continuing to maintain an average maturity near the index and the equity component remaining fully invested.

As of September 30, 1998, approximately sixty-two percent of the portfolio's assets were invested in stocks, with the balance invested in fixed income securities. The top five equity holdings in the portfolio were: General Electric Company (1.78% of the portfolio's assets), Pfizer, Inc. (1.54 %), Cisco Systems (1.51%), Compaq Computer (1.50%), and Staples (1.47%). The fixed income portion of the portfolio was invested in a variety of mortgage-backed securities (13.0% of portfolio assets), corporate bonds (13%), Treasury and agency securities (8%), and taxable municipals (2%). The average credit quality of the fixed income portfolio was AAA. The Fund's portfolio composition is subject to change over time.

THE VINTAGE EQUITY FUND

This past period included some of the most difficult equity market performance periods in many years. In fact, the third calendar quarter produced the worst equity results in general in the past eight years! Even typically defensive stocks (Colgate, Gillette, Procter & Gamble) were swept away in wholesale market sell-offs in late summer. The turmoil in Asia spread to other continents faster than anyone anticipated, incubating fears of uncertainty as the market's most difficult emotion to overcome. Stocks with foreign exposure were punished mercilessly. For the six-month period ended September 30, 1998, the Fund produced a total return of -12.98 percent* (after expenses) for S Class Shares. Total return for S Class shares for the Fund for the past twelve months was -0.63 percent*.

Going forward, we continue to believe strongly in the strength of the economy. Portfolio holdings are uniformly large capitalization companies in the growth areas of the economy. We are positioning the portfolio to be diversified and to take advantage of an expanding economy. Our pharmaceutical companies are positioned to provide medications and products to an aging population. Our telecommunications and technology holdings are similarly positioned to provide essential services and products to an ever-demanding world marketplace. We remain fully invested and expect to be so as a part of our fundamental investment philosophy.

As of September 30, 1998, the portfolio was widely diversified with positions in sixty-nine different companies. As of that date, the top five equity positions in the Fund were : Warner Lambert Company (2.93 % of fund assets), Eli Lilly and Co. (2.66%), Pfizer Inc. (2.57%), Lucent Technologies (2.51%) and General Electric Company (2.41%). The Fund's portfolio composition is subject to change over time.

THE VINTAGE AGGRESSIVE GROWTH FUND

The period ended September 30, 1998, included many of the most volatile trading days in equity trading history. News of Russian devaluation, the operating difficulties of a number of hedge funds and concern over domestic corporate profits all conspired to test investor confidence. September was a particularly difficult month for the markets and the Aggressive Growth Fund as consumer cyclical stocks declined amid fears of a domestic economic slowdown prompted by global woes and telecommunication equipment providers Northern Telecom and Lucent fell over concerns of curtailed spending plans. For the six-month period ended September 30, 1998, the total return for the Fund was -12.89 percent*. For the past twelve months, the Fund's total return was -4.58 percent*.

Adherence to our investment discipline prompted the trimming of several of the Fund's core holdings. The market's sell-off provided the opportunity to add a number of new names to the portfolio at relatively attractive prices (Worldcom, Elan, IBM, Mattel and Cardinal Health).

As of September 30, 1998,  the top five holdings in the Fund's  portfolio  were:
Cisco Systems (2.70% of the portfolio's assets), Staples, Inc. (2.56%), Eli Lilly & Co. (2.48%), Microsoft Corporation (2.33%) and Kansas City Southern (2.22%). The portfolio composition is subject to change over time.

--------------------------------------------------------------------------------
* Past performance is not predictive or future results. The value of shares in the Vintage Mutual Funds will fluctuate so that the shares, when redeemed, may be worth more or less than their original value.

VINTAGE MUTUAL FUNDS, INC.
GOVERNMENT ASSETS FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1998
                                   (UNAUDITED)

SHARES OR
PRINCIPAL                    SECURITY                                 AMORTIZED
 AMOUNT                     DESCRIPTION                                  COST
 ------                     -----------                                  ----

U.S. GOVERNMENT AGENCY (56.41%):
Federal Home Loan Bank:
     $5,000,000 5.45%*, 10/30/98.............................        $4,978,250
Federal Home Loan Mortgage Assoc.:
      5,000,000 5.57%*, 10/02/98.............................         4,999,250
     10,000,000 5.47%*, 10/02/98.............................         9,998,489
     10,000,000 5.55%*, 10/02/98.............................         9,998,486
     10,000,000 5.49%*, 10/08/98.............................         9,989,403
     10,000,000 5.47%*, 10/16/98.............................         9,977,375
     10,000,000 5.47%*, 11/05/98.............................         9,947,403
     10,000,000 5.45%*, 11/13/98.............................         9,935,500
     10,000,000 5.22%*, 11/30/98.............................         9,915,000
Federal National Mortgage Assoc.:
     10,000,000 5.18%*, 12/15/98.............................         9,894,791
                                                               -----------------
                Total U.S. Government Agency.................        89,633,947
                                                               -----------------

REPURCHASE AGREEMENTS (44.01%):
Bear Stearns:
     30,730,550 5.25%, 10/01/98
                (Purchased on 9/30/98, proceeds
                at maturity $30,735,032;
                Collateralized by $43,400,000
                Govt. Agencies, 11/15/98--2/15/27,
                market value $31,916,120)....................        30,730,550
Dean Witter:
     39,198,956 5.20%, 10/01/98
                (Purchased on 9/30/98, proceeds
                at maturity $39,204,618;
                Collateralized by $40,333,000
                Govt. Agencies, 5/15/99--11/15/00,
                market value $39,983,076)....................        39,198,956

                                                               -----------------
                Total Repurchase Agreements..................        69,929,506
                                                               -----------------

                Total Investments in Securities (100.42%)
                (Cost--$159,563,453).........................      $159,563,453

                Other Assets & Liabilities (-0.42%)..........          (657,704)
                                                               -----------------
                NET ASSETS (100.00%).........................      $158,905,749
                                                               =================

----------------
* Effective yield at date of purchase.

                       SEE NOTES TO FINANCIAL STATEMENTS.

VINTAGE MUTUAL FUNDS, INC.
LIQUID ASSETS FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1998
                                   (UNAUDITED)

SHARES OR
PRINCIPAL                    SECURITY                                 AMORTIZED
 AMOUNT                     DESCRIPTION                                  COST
 ------                     -----------                                  ----

U.S. GOVERNMENT AGENCY (16.41%):
Federal Farm Credit Bank:
       $500,000 6.13%, 11/09/98..............................          $500,254
        325,000 7.03%, 12/31/98..............................           326,037
Federal Home Loan Bank:
      1,000,000 5.79%, 10/23/98..............................           999,972
      2,000,000 5.66%, 11/09/98..............................         1,999,859
      2,385,000 9.25%, 11/25/98..............................         2,397,386
        530,000 9.25%, 11/25/98..............................           532,753
Federal Home Loan Mortgage Assoc.:
        200,000 5.00%, 12/15/98..............................           199,658
      2,000,000 5.60%, 04/21/99..............................         1,999,779
Federal National Mortgage Assoc.:
      2,185,000 4.82%, 10/21/98..............................         2,183,924
      1,000,000 4.75%, 10/26/98..............................           999,456
      1,000,000 5.55%**, 11/03/98............................           995,050
      1,000,000 5.30%, 12/10/98..............................           999,990
      3,000,000 5.58%**, 01/25/99............................         2,948,283
Student Loan Marketing Assoc.:
      5,000,000 5.60%**, 10/06/98............................         4,996,195
                                                               -----------------
                Total U.S. Government Agency.................        22,078,596
                                                               -----------------
LOAN CERTIFICATES--FMHA GUARANTEED LOAN CERTIFICATES (13.26%):
     17,834,570 5.85% to 6.25%*, 10/15/98 to 12/19/34........        17,834,570
                                                               -----------------

TRUST  CERTIFICATES- -U.S. GOVT. GUARANTEED STUDENT LOANS (27.13%):
     36,500,000 5.29%***, 11/03/98 to 09/01*/99..............        36,500,000
                                                               -----------------

COMMERCIAL PAPER (14.06%):
Co-op Tractor:
      1,860,000 5.63%**, 10/01/98............................         1,860,000
      1,500,000 5.59%**, 10/09/98............................         1,498,143
Eagle Funding:
      3,021,000 5.57%**, 10/05/98............................         3,019,137
Merrill Lynch:
      1,108,000 5.56%**, 10/07/98............................         1,106,977
Three Rivers Funding:
      1,347,000 5.67%**, 10/13/98............................         1,344,463
Triple A1 Funding:
      3,088,000 5.58%**, 10/02/98............................         3,087,524
      3,000,000 5.58%**, 10/05/98............................         2,998,150
Wood Street Funding:
      4,000,000 5.77%**, 10/01/98............................         4,000,000
                                                               -----------------
                Total Commercial Paper.......................        18,914,394
                                                               -----------------
  * Interest rate fluctuates with prime rate. Put option subject to no longer than 7-day settlement.
 ** Effective yield at date of purchase.
*** Interest rate fluctuates with 3-month U.S. Treasury bill rate. Put option subject to no longer than 7-day settlement.

                       SEE NOTES TO FINANCIAL STATEMENTS.

VINTAGE MUTUAL FUNDS, Inc.
LIQUID ASSETS FUND (CONTINUED)

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1998
                                   (UNAUDITED)

SHARES OR
PRINCIPAL                    SECURITY                                 AMORTIZED
 AMOUNT                     DESCRIPTION                                  COST
 ------                     -----------                                  ----

REPURCHASE AGREEMENTS (28.78%):
J P Morgan:
     $5,762,297 5.25%, 10/01/98
                (Purchased on 9/30/98, proceeds
                at maturity $5,763,137;
                Collateralized by $3,609,000
                UST Bond, 8/15/15,
                market value $5,878,163).....................        $5,762,297
Warburg Dillon:
     32,957,489 5.30%, 10/01/98
                (Purchased on 9/30/98, proceeds
                at maturity $32,962,341;
                Collateralized by $33,988,900
                Govt. Agencies, 5/01/13--9/01/28,
                market value $33,785,400)....................        32,957,489
                                                               -----------------
                       Total Repurchase Agreements...........        38,719,786
                                                               -----------------

                Total Investments in Securities (99.64%)
                       (Cost--$134,047,346)..................      $134,047,346

                       Other Assets & Liabilities (0.36%)....           473,020
                                                               -----------------
                       NET ASSETS (100.00%)..................      $134,520,366
                                                               =================

                       SEE NOTES TO FINANCIAL STATEMENTS.

VINTAGE MUTUAL FUNDS, Inc.
MUNICIPAL ASSETS FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1998
                                   (UNAUDITED)

SHARES OR
PRINCIPAL                    SECURITY                                 AMORTIZED
 AMOUNT                     DESCRIPTION                                  COST
 ------                     -----------                                  ----

INDUSTRIAL DEVELOPMENT BONDS (3.93%):
Iowa (3.93%)
  $24,574 Iowa HFA (Gayman Project), 4.83%**, 08/15/99............      $24,574
  189,987 Iowa HFA (Starr-Terry Project), 5.33%**, 05/15/05.......      189,987
  944,599 Sioux City, IA (Handy Partnership), 4.83%**, 09/15/04...      944,599
  301,889 Vinton, IA (Twin City Concrete), 5.22%**, 06/15/02......      301,889
                                                                   -------------
  Total Industrial Development Bonds                                  1,461,049
                                                                   -------------

VARIABLE RATE DEMAND OBLIGATIONS (56.49%):
Alabama (0.81%)
  300,000 North Alabama PCR DTN, 4.10%*, 12/01/00.................      300,000
                                                                   -------------

Arizona  (5.92%)
1,500,000 Apache Co., AZ IDA 7-Day, 3.55%**, 12/15/18.............    1,500,000
  700,000 Phoenix, AZ IDR 7-Day, 4.00%**, 10/15/06................      700,000
                                                                   -------------
                                                                      2,200,000
                                                                   -------------

Delaware (4.04%)
1,500,000 Delaware St Econ Dev 7-Day, 3.65%**, 10/01/28...........    1,500,000
                                                                   -------------

Florida (5.65%)
  800,000 Dade Co., FL IDR 7-Day, 3.50%**, 01/01/16...............      800,000
1,300,000 Martin Co., FL PCR DTN, 3.80%*, 09/01/24................    1,300,000
                                                                   -------------
                                                                      2,100,000
                                                                   -------------

Georgia (2.34%)
  870,000 Burke Co., GA Dev Auth DTN, 4.05%*, 07/01/24............      870,000
                                                                   -------------

Illinois (3.50%)
1,300,000 Illinois HFA Rev 7-Day, 3.55%**, 12/01/14...............    1,300,000
                                                                   -------------

Indiana (1.35%)
  500,000 Indianapolis, IN Rev 7-Day, 3.55%**, 12/01/15...........      500,000
                                                                   -------------

Kentucky (2.96%)
1,100,000 Kentucky Dev Finance 7-Day, 3.90%**, 12/01/15...........    1,100,000
                                                                   -------------

Michigan (4.04%)
  200,000 Grand Rapids, MI Water 7-Day, 3.50%**, 01/01/20.........      200,000
1,300,000 Michigan HFA Rev. 7-Day, 3.50%**, 07/01/17..............    1,300,000
                                                                   -------------
                                                                      1,500,000
                                                                   -------------

Missouri (0.81%)
  300,000 Missouri Higher Ed Ln Fac. 7-Day, 3.65%, 06/01/17.......      300,000
                                                                   -------------

----------------
   * Variable rate, put option subject to next business day settlement.
  ** Variable rate, put option subject to no longer than 7-day settlement.

                       SEE NOTES TO FINANCIAL STATEMENTS.

VINTAGE MUTUAL FUNDS, Inc.
MUNICIPAL ASSETS FUND (CONTINUED)

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1998
                                   (UNAUDITED)

SHARES OR
PRINCIPAL                    SECURITY                                 AMORTIZED
 AMOUNT                     DESCRIPTION                                  COST
 ------                     -----------                                  ----

VARIABLE RATE DEMAND OBLIGATIONS (CONTINUED):
North Carolina (1.88%)
 $700,000 No Carolina Med Care 7-Day, 3.90%**, 10/01/23...........     $700,000
                                                                   -------------

North Dakota (1.35%)
  500,000 Grand Forks, ND Hospital DTN, 4.10*, 12/01/16...........      500,000
                                                                   -------------

South Carolina (1.35%)
  500,000 South Carolina, Econ Dev DTN, 4.10%*, 07/01/22..........      500,000
                                                                   -------------

Tennessee (5.11%)
1,600,000 Metro Nashville Airport, TN DTN, 4.10%*, 10/01/12.......    1,600,000
  300,000 Metro Govt Nashville, TN 7-Day, 3.50%**, 06/01/15.......      300,000
                                                                   -------------
                                                                      1,900,000
                                                                   -------------

Texas (8.07%)
  500,000 Grapevine, TX IDR Ser B2 DTN, 4.10%*, 12/01/24..........      500,000
  900,000 Harris Co., TX Ser 88A 7-Day, 3.63%**, 06/01/05.........      900,000
1,000,000 Hunt Co., TX Industrial Dev 7-Day, 3.80%**, 10/01/02....    1,000,000
  100,000 Lone Star, TX Airport Ser A2 DTN, 4.10%*, 12/01/14......      100,000
  500,000 Lone Star, TX Airport Ser A5 DTN, 4.10%*, 12/01/14......      500,000
                                                                   -------------
                                                                      3,000,000
                                                                   -------------

Utah (1.61%)
  600,000 Salt Lake City, UT Rev 7-Day, 3.50%**, 01/01/20.........      600,000
                                                                   -------------

Virginia (3.23%)
1,200,000 Peninsula Ports, VA Ser 87C DTN, 4.10%*, 07/01/16.......    1,200,000
                                                                   -------------

Washington (1.61%)
  400,000 Port of Vancouver, WA, Ser 84A 7-Day, 3.70%**, 12/01/09.      400,000
  200,000 Port of Vancouver, WA, Ser 84B 7-Day, 3.70%**, 12/01/09.      200,000
                                                                   -------------
                                                                        600,000
                                                                   -------------

Wisconsin (0.86%)
  320,000 Wisconsin St HFA Rev 7-Day, 3.50%*, 01/01/16............      320,000
                                                                   -------------
                Total Variable Rate Demand Obligations............   20,990,000
                                                                   -------------


MUNICIPAL BONDS (38.76%):
Alabama (1.35%)
  500,000 University of South Alabama, 4.00%, 11/15/98............      500,109
                                                                   -------------


----------------
   * Variable rate, put option subject to next business day settlement.
  ** Variable rate, put option subject to no longer than 7-day settlement.

                       SEE NOTES TO FINANCIAL STATEMENTS.

VINTAGE MUTUAL FUNDS, Inc.
MUNICIPAL ASSETS FUND (CONTINUED)

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1998
                                   (UNAUDITED)

SHARES OR
PRINCIPAL                    SECURITY                                 AMORTIZED
 AMOUNT                     DESCRIPTION                                  COST
 ------                     -----------                                  ----

MUNICIPAL BONDS (CONTINUED):
Arizona  (1.10%)
 $200,000 Maricopa Co., AZ School Dist 6.50%, 07/01/99............    $204,153
  100,000 Phoenix, AZ Water System Rev, 4.40%, 07/01/99...........     100,581
  100,000 Tempe, AZ, 8.00%, 07/01/99..............................     103,218
                                                                   -------------
                                                                       407,952
                                                                   -------------

District of Columbia (1.40%)
  500,000 District of Columbia Series A, 7.50%, 06/01/99..........     521,371
                                                                   -------------

Florida (0.52%)
  250,000 Dunedin, FL Hospital Rev., 4.00%*, 10/01/98.............     193,578
                                                                   -------------

Georgia (1.11%)
  400,000 Georgia State, Gas Series B, 8.00%, 07/01/99............     412,720
                                                                   -------------

Illinois (3.48%)
  500,000 DuPage Co., IL Forest Preserve, 7.40%, 11/01/98.........     501,571
  185,000 Homewood Flossmoor, IL Park Dist, 4.60%, 12/01/98.......     185,165
  100,000 Illinois State Sales Tax Rev, 6.20%, 06/15/99...........     101,642
  130,000 Kane Co., IL Public Bldg Comm., 4.20%, 12/01/98.........     130,031
  100,000 Sangamon Co., IL CUSD#5, 7.35%, 12/01/98................     100,575
  100,000 Schaumburg, IL Park District, 6.70%, 12/01/98...........     100,456
  175,000 University of Illinois, Auxiliary Fac, 4.00%, 10/01/98..     175,000
                                                                   -------------
                                                                     1,294,440
                                                                   -------------

Indiana (0.27%)
  100,000 Purdue University, IN, 4.65%, 07/01/99..................     100,690
                                                                   -------------

Kansas (0.81%)
  200,000 Kansas City, KS New Pub Hsg, 5.50%, 02/01/99............     201,141
  100,000 Wichita, KS Water & Sewer, 4.80%, 10/01/98..............     100,000
                                                                   -------------
                                                                       301,141
                                                                   -------------

Kentucky (0.14%)
   50,000 Jefferson Co., KY School Dist, 6.70%, 02/01/99..........      50,440
                                                                   -------------

Louisiana (0.27%)
  100,000 Louisiana State Gas Tax Rev, 7.00%, 11/15/98............     100,395
                                                                   -------------

Maine (0.48%)
  175,000 Maine Municipal Bond Bank, 7.45%, 11/01/98..............     178,563
                                                                   -------------

----------------
* Effective yield at date of purchase.

                       SEE NOTES TO FINANCIAL STATEMENTS.

VINTAGE MUTUAL FUNDS, Inc.
MUNICIPAL ASSETS FUND (CONTINUED)

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1998
                                   (UNAUDITED)

SHARES OR
PRINCIPAL                    SECURITY                                 AMORTIZED
 AMOUNT                     DESCRIPTION                                  COST
 ------                     -----------                                  ----

MUNICIPAL BONDS (CONTINUED):
Michigan (2.72%)
 $300,000 Kent Hospital Finance Auth, MI, 7.00%, 07/01/99.........     $312,822
  150,000 Michigan State Trunk Line, 6.00%, 08/15/99..............      152,730
  175,000 No. Huron, MI Public Schools, 4.50%, 05/01/99...........      175,539
  370,000 Ottawa Co., MI Water Supply, 3.70%, 08/01/99............      369,692
                                                                   -------------
                                                                      1,010,783
                                                                   -------------

Minnesota (2.98%)
  250,000 Minneapolis, MN Health Fac, 4.00%, 05/01/99.............      250,000
  750,000 Rockford, MN ISD #883, 7.20%, 12/15/98..................      755,169
  100,000 So. Washington Co., MN ISD #833, 6.50%, 06/01/99........      101,610
                                                                   -------------
                                                                      1,106,779
                                                                   -------------

Missouri (0.67%)
  250,000 O'Fallon, MO Public Facility Auth, 3.60%, 09/01/99......      250,000
                                                                   -------------

Nebraska (0.27%)
  100,000 Omaha Public Power Dist., NE, 4.25%, 02/01/99...........      100,145
                                                                   -------------

Nevada (1.28%)
  475,000 Nevada State, Municipal Proj R-5, 4.10%, 11/01/98.......      475,080
                                                                   -------------

New Hampshire (1.35%)
  500,000 Concord, NH, 7.75%, 10/15/98............................      500,752
                                                                   -------------

New Jersey (1.92%)
  205,000 Essex Co., NJ, 3.60%*, 12/15/98.........................      181,053
  430,000 Greenwich Twp School Dist, NJ, 4.70%, 01/15/99..........      431,169
  100,000 New Jersey State Transportation, 5.00%, 12/15/98........      100,249
                                                                   -------------
                                                                        712,471
                                                                   -------------

New York (0.68%)
  100,000 New York, NY Mun Water Fin Auth, 7.20%, 06/15/99........      102,256
  150,000 Onondaga Co., NY Series A, 8.50%, 10/01/98..............      150,000
                                                                   -------------
                                                                        252,256
                                                                   -------------

North Carolina (0.55%)
  205,000 Durham, NC Public Impr, 4.70%, 02/01/99.................      205,786
                                                                   -------------

Ohio (1.82%)
  290,000 Anna, OH Local School Dist, 3.65%, 12/01/98.............      290,000
  245,000 Hudson City, OH, Real Estate, 4.50%, 12/01/98...........      245,317
  140,000 Hudson City, OH, Water System, 4.50%, 12/01/98..........      140,181
                                                                   -------------
                                                                        675,498
                                                                   -------------

----------------

 * Effective yield at date of purchase.

                       SEE NOTES TO FINANCIAL STATEMENTS.

VINTAGE MUTUAL FUNDS, Inc.
MUNICIPAL ASSETS FUND (CONTINUED)

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1998
                                   (UNAUDITED)

SHARES OR
PRINCIPAL                    SECURITY                                 AMORTIZED
 AMOUNT                     DESCRIPTION                                  COST
 ------                     -----------                                  ----

MUNICIPAL BONDS (CONTINUED):
Pennsylvania (1.90%)
 $100,000 Pennsylvania State 2nd Series, 5.30%, 07/01/99..........     $101,164
  200,000 Pennsylvania State, Series A, 6.70%, 10/15/98...........      200,223
  200,000 Pennsylvania State, Series A, 7.20%, 10/15/98...........      203,258
  200,000 SE Pennsylvania Trans Auth, 4.35%, 03/01/99.............      200,399
                                                                   -------------
                                                                        705,044
                                                                   -------------

South Carolina (0.32%)
  115,000 Grand Strand Water & Sewer, SC, 7.00%, 06/01/99.........      117,544
                                                                   -------------

Tennessee (0.41%)
  150,000 Shelby Co., TN Series A, 6.30%, 03/01/99................      152,987
                                                                   -------------

Texas (1.93%)
  150,000 Comal, TX Ind. School Dist., 10.00%, 02/01/99...........      152,976
  150,000 Mesquite, TX Ctfs, 4.25%, 02/15/99......................      150,242
  210,000 Nueces Co., TX Ctfs, 3.90%, 02/01/99....................      210,102
  200,000 Ysleta, TX Ind. School Dist, 7.00%, 08/15/99............      205,593
                                                                   -------------
                                                                        718,913
                                                                   -------------

Washington (6.29%)
  100,000 King & Snohomish Cos., WA Schools, 5.60%, 12/01/98......      100,299
  145,000 Kitsap Co., WA Public Trans., 4.88%, 12/01/98...........      145,194
  500,000 Lynnwood, WA Water & Sewer, 7.45%, 12/01/98.............      507,953
  100,000 Washington State Pub Pwr, 7.20%, 07/01/99...............      102,558
  500,000 Washington State Pub Pwr, 7.25%, 07/01/99...............      522,849
  325,000 Washington State Pub Pwr, 7.25%, 07/01/99...............      340,001
  250,000 Washington State Pub Pwr, 7.50%, 07/01/99...............      261,787
  200,000 Washington State Refunding, 6.00%, 09/01/99.............      204,094
  150,000 Washington State, 7.40%, 12/01/98.......................      150,856
                                                                   -------------
                                                                      2,335,591
                                                                   -------------

West Virginia (0.74%)
  130,000 West Virginia State Bd of Regents, 7.25%, 04/01/99......      132,393
  135,000 West Virginia State Parkways, 7.13%, 07/01/99...........      141,108
                                                                   -------------
                                                                        273,501
                                                                   -------------

SEE NOTES TO FINANCIAL STATEMENTS.

VINTAGE MUTUAL FUNDS, Inc.
MUNICIPAL ASSETS FUND (CONTINUED)

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1998
                                   (UNAUDITED)

SHARES OR
PRINCIPAL                    SECURITY                                 AMORTIZED
 AMOUNT                     DESCRIPTION                                  COST
 ------                     -----------                                  ----

MUNICIPAL BONDS (CONTINUED):
Wisconsin (2.00%)
 $135,000 Iowa-Grant School Dist., WI, 4.40%, 03/01/99............     $135,269
  200,000 Menomonee Falls, WI, 4.20%, 09/01/99....................      200,979
  135,000 Vilas Co., WI, Promissory Notes, 4.70%, 12/01/98........      135,142
  100,000 Waupun, WI Nursing Home Rev, 9.25%, 10/01/98............      102,000
  170,000 Wisconsin State Health & Ed, 5.00%, 12/01/98............      170,379
                                                                   -------------
                                                                        743,769
                                                                   -------------

                Total Municipal Bonds.............................   14,398,298
                                                                   -------------

                Total Investments in Securities (99.18%)
                (Cost--$36,849,347)...............................  $36,849,347

                Other Assets & Liabilities (0.82%)................      306,049
                                                                   -------------
                NET ASSETS (100.00%)..............................  $37,155,396
                                                                   =============
                       SEE NOTES TO FINANCIAL STATEMENTS.

VINTAGE MUTUAL FUNDS, Inc.
LIMITED TERM BOND FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1998
                                   (UNAUDITED)

SHARES OR
PRINCIPAL                    SECURITY                                 AMORTIZED
 AMOUNT                     DESCRIPTION                                  COST
 ------                     -----------                                  ----

U.S. TREASURY NOTES (20.35%):
$2,000,000 6.75%, 04/30/00........................................   $2,068,440
 3,000,000 6.50%, 05/31/01........................................    3,157,980
 2,000,000 6.38%, 07/15/99........................................    2,026,240
 1,000,000 6.38%, 01/15/00........................................    1,022,340
 2,500,000 6.63%, 04/30/02........................................    2,685,150
                                                                   -------------
                Total U.S. Treasury Notes                            10,960,150
                                                                   -------------

U.S. GOVERNMENT AGENCIES (14.92%):
 1,000,000 Federal Home Loan Bank, 5.50%, 01/21/03................    1,025,313
 1,000,000 Federal National Mrtge. Assoc., Step Up,
           8.63%*, 11/10/04.......................................      948,800
 1,000,000 Federal National Mrtge. Assoc., 6.38% 10/13/00.........    1,001,870
 1,000,000 Federal National Mrtge. Assoc., 7.28% 05/23/07.........    1,081,870
 1,000,000 Federal National Mrtge. Assoc., 6.25%,12/13/02.........    1,016,090
 2,000,000 Federal Home Loan Mrtge. Corp., Disc Note,
           5.54%*, 10/02/98.......................................    1,999,697
 1,000,000 Federal National Mrtge. Assoc., Strip P/O**,
           7.91%, 8/10/04.........................................      959,370
                                                                   -------------
                Total U.S. Government Agencies                        8,033,010
                                                                   -------------

MORTGAGE-BACKED SECURITIES (31.51%):
 Collateralized Mortgage Oblig (20.50%)
 2,000,000 Federal Home Loan Mrtge. Corp. 1465 E,
           6.50%,  09/15/06.......................................    2,040,000
 2,000,000 Federal Home Loan Mrtge. Corp. 1515 E,
           6.50%, 03/15/07........................................    2,064,360
 1,000,000 Federal National Mrtge. Assoc. 1993-72G,
           6.50%, 05/25/08........................................    1,059,060
 2,000,000 Federal Home Loan Bank 3Y-03A, 6.06%, 05/27/03.........    2,013,200
 1,000,000 Federal Home Loan Mrtge. Corp. T-11 A3,
           6.50%, 03/25/11........................................    1,023,050
   952,066 Federal National Mrtge. Assoc. Ser G 93-8,
           6.50%, 07/25/18........................................      953,846
   841,783 Federal National Mrtge. Assoc. 97-72 VA,
           7.00%, 10/18/02........................................      868,611
 1,000,000 Fingerhut 98-1A, 6.07%, 02/15/05.......................    1,017,110
                                                                   -------------
                                                                     11,039,237
                                                                   -------------

 Federal Home Loan Mrtge. Corp. Mortgage-Backed Pools (2.07%)
 1,091,216 #E61274, 7.00%, 08/01/09...............................    1,118,857
                                                                   -------------

 Federal National Mrtge. Assoc. Mortgage-Backed Pools (2.21%)
 1,175,180 1993-14A, 6.00%, 02/25/08..............................    1,187,660
                                                                   -------------

Asset Backed (6.73%)
 1,000,000 Ford 98-C A4, 5.81%, 03/15/02..........................    1,011,410
   696,059 Nations Credit Grantor Trust 97-1, 6.75%, 08/15/13.....      714,518
 1,893,147 Bear Asset Trust Securities Series 97-1A,
           6.69%, 06/15/03........................................    1,895,740
                                                                   -------------
                                                                      3,621,668
                                                                   -------------

           Total Mortgage-Backed Securities.......................   16,967,422
                                                                   -------------

*    Effective yield at date of purchase
** Principal only represents securities that entitle holders to receive only principal payments on the underlying mortgages. The yield to maturity of principal only is sensitive to the rate of principal payments on the underlying mortgages. A slow (rapid) rate of principal repayments may have an adverse (positive) effect on yield to maturity. Interest rate disclosed represents current yield at date of purchase.

SEE NOTES TO FINANCIAL STATEMENTS.

VINTAGE MUTUAL FUNDS, Inc.
LIMITED TERM BOND FUND (CONTINUED)

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1998
                                   (UNAUDITED)

SHARES OR
PRINCIPAL                    SECURITY                                 AMORTIZED
 AMOUNT                     DESCRIPTION                                  COST
 ------                     -----------                                  ----

U.S. TAXABLE MUNICIPAL BONDS (1.95%):
$1,000,000 State of TX Veterans Hsg. Fund, 6.73%, 06/01/21........   $1,049,600
                                                                   -------------

CORPORATE BONDS (29.64%):
 Banking (1.92%)
 1,000,000 BankAmerica, 6.25% 05/30/01............................    1,031,870
                                                                   -------------

 Banking And Financial Service (1.85%)
 1,000,000 Bankers Trust, 5.85% 05/11/00..........................      994,640
                                                                   -------------

 Financial Services (5.75%)
 1,000,000 Salomon Smith Barney, 6.63%, 11/15/03..................    1,036,080
 1,000,000 Merrill Lynch, 6.88%, 03/01/03.........................    1,051,830
 1,000,000 Associates, 5.85%, 01/15/01............................    1,013,920
                                                                   -------------
                                                                      3,101,830
                                                                   -------------
 Finance Companies (3.81%)
 1,000,000 Beneficial Corp., 6.27%, 12/06/01......................    1,030,200
 1,000,000 Bear Stearns, 7.34%, 12/19/06..........................    1,020,920
                                                                   -------------
                                                                      2,051,120
                                                                   -------------
 Home Furnishings (1.92%)
 1,000,000 American Home Products, 7.70%, 02/15/00................    1,034,430
                                                                   -------------

 Industrial Goods And Services (8.59%)
 1,000,000 Reynolds & Reynolds, 6.12%, 03/02/01...................    1,020,700
 1,000,000 McKesson Corp., 6.30%, 03/01/05........................    1,057,500
 1,000,000 Loyola University, 6.03%, 06/15/00.....................    1,016,300
   500,000 Cummins Engine, 6.75% 02/15/27.........................      510,630
 1,000,000 Comdisco, 6.13%, 08/01/01..............................    1,020,270
                                                                   -------------
                                                                      4,625,400
                                                                   -------------
 Railroads (2.00%)
 1,000,000 Norfolk Southern Railway Equip. Trust, 7.75%, 08/15/02.    1,077,350
                                                                   -------------

 Telecommunications (3.80%)
 1,000,000 Worldcom, Inc., 6.13%, 08/15/01........................    1,023,070
 1,000,000 Bell South 6.00% 6/15/02...............................    1,021,820
                                                                   -------------
                                                                      2,044,890
                                                                   -------------

           Total Corporate Bonds..................................   15,961,530
                                                                   -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

VINTAGE MUTUAL FUNDS, Inc.
LIMITED TERM BOND FUND (CONTINUED)

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1998
                                   (UNAUDITED)

SHARES OR
PRINCIPAL                    SECURITY                                 AMORTIZED
 AMOUNT                     DESCRIPTION                                  COST
 ------                     -----------                                  ----

Cash Equivalents (2.88%):
 Mutual Funds
  $364,053 Invest Cash Mgmt Fund, 4.90%*..........................     $364,053
 1,186,400 Government Assets Fund T Shares, 5.29%*................    1,186,400
                                                                   -------------
                                                                      1,550,453
                                                                   -------------

           Total Investments in Securities (101.25%)
                (Cost $53,348,272) (a)............................  $54,522,165
                                                                   -------------

           Other Assets & Liabilities (-1.25%)....................     (674,470)
                                                                   -------------
           NET ASSETS (100.0%)....................................  $53,847,695
                                                                   =============


----------------
(a) At September 30, 1998, cost for federal income tax purposes differs from market value by net unrealized appreciation of securities as follows.

      Unrealized Appreciation...........$1,177,683
      Unrealized Depreciation..............($3,790)
                                        ----------
      Net Unrealized Appreciation.......$1,173,893
                                        ==========

* Rates shown for money markets are as of September 30, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

VINTAGE MUTUAL FUNDS, Inc.
BOND FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1998
                                   (UNAUDITED)

SHARES OR
PRINCIPAL                    SECURITY                                 AMORTIZED
 AMOUNT                     DESCRIPTION                                  COST
 ------                     -----------                                  ----

U.S. GOVERNMENT SECURITIES (14.89%):
 Government Agencies (5.28%)
$1,000,000 SLMA, 5.96%, 12/10/99..................................   $1,002,030
                                                                   -------------

 U.S. Treasury Bonds (6.16%)
   275,000 7.25%, 05/15/16........................................      341,344
   650,000 7.50%, 11/15/16........................................      827,430
                                                                   -------------
                                                                      1,168,774
                                                                   -------------

 U.S. Treasury Notes (3.45%)
   250,000 6.50%, 05/15/05........................................      280,118
   350,000 6.63%, 03/31/02........................................      375,266
                                                                   -------------
                                                                        655,384
                                                                   -------------

           Total U.S. Government Securities                           2,826,188
                                                                   -------------

CORPORATE BONDS (31.06%):
Finance (3.34%)
   130,000 Hubco, Inc., 7.75%, 01/15/04...........................      142,025
   250,000 GMAC, 8.88%, 06/01/10..................................      320,530
   165,000 Lehman Brothers MTN., 8.05%, 01/15/19..................      172,194
                                                                   -------------
                                                                        634,749
                                                                   -------------

International (3.48%)
   185,000 Nova Scotia, 8.25%, 11/15/19...........................      229,900
   400,000 Naples, City of Italy, 7.52%, 07/15/06.................      429,500
                                                                   -------------
                                                                        659,400
                                                                   -------------

Industrial (19.55%)
   140,000 Dayton Hudson, 10.00%, 12/01/00........................      153,675
   250,000 WMX Technologies, 6.65%, 05/15/05......................      253,498
   250,000 Boise Cascade Co., 9.88%, 02/15/01.....................      251,858
   500,000 Tupperware, 7.25%, 10/01/06............................      537,300
    68,000 Sears Roebuck, 9.50%, 06/01/99.........................       69,894
   415,000 Fletcher, 6.75%, 03/24/05..............................      406,957
   500,000 Millipore Corp. 7.20%, 04/01/02........................      512,475
   250,000 K-Mart Corp., 7.17%, 07/24/00..........................      250,145
   750,000 Ikon Office, 6.75%, 11/01/04...........................      745,238
   500,000 Geon Comp. 6.88%, 12/15/05.............................      530,720
                                                                   -------------
                                                                      3,711,760
                                                                   -------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

VINTAGE MUTUAL FUNDS, Inc.
BOND FUND (CONTINUED)

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1998
                                   (UNAUDITED)

SHARES OR
PRINCIPAL                    SECURITY                                 AMORTIZED
 AMOUNT                     DESCRIPTION                                  COST
 ------                     -----------                                  ----

CORPORATE BONDS (CONTINUED):
Utilities (4.69%)
   $75,000 Citizens Utilities, 6.80%, 08/15/26....................      $79,341
   500,000 Boise Cascade, 7.05%, 05/15/05.........................      479,615
   200,000 Texas East Trans., 8.25%, 10/15/04.....................      229,810
   100,536 Salton Sea, 7.02%, 05/30/00............................      101,556
                                                                   -------------
                                                                        890,322
                                                                   -------------

           Total Corporate Bonds..................................    5,896,231
                                                                   -------------

U.S. TAXABLE MUNICIPAL BONDS (10.04%):
   230,000 Berry Creek Met Dist, CO, 7.05%, 12/01/03..............      245,477
   125,000 Fulton MO, Import Taxable Sinking Fund,
           7.60%, 07/01/11........................................      145,388
    85,000 Manteca, CA, Financial Auth., 6.63%, 09/15/99..........       84,839
   313,022 Mille Lacs Band Of Ojibwe Indians, (Grand Casino)
           Rev. Notes, 8.00%, 06/01/04............................      324,454
   155,000 New Orleans, LA, Housing Dev., Taxable,
           8.00%, 12/01/03........................................      160,844
   121,142 Oregon Dept. of  Trans., 9.00%, 06/15/00...............      124,417
   175,000 Portland, OR, MFH, 7.63%, 12/01/01.....................      183,050
    90,000 Prairie Du Chien, WI, Redevelopment Auth.,
           7.60%, 04/01/05........................................       99,544
   100,000 Prairie Du Chien, WI, Redevelopment Auth.,
           7.63%, 04/01/06........................................      112,231
   150,000 St. Paul, MN, Port Auth., 6.65%, 09/01/99..............      151,544
    80,000 Texas St. G.O. Taxable, 8.70%, 12/01/09................       93,732
   165,000 Washington St, HSA., 7.65%, 01/01/04...................      180,738
                                                                   -------------
           Total U.S. Taxable Municipal Bonds.....................    1,906,258
                                                                   -------------


MORTGAGE-BACKED SECURITIES (40.22%):
 Collateralized Mortgage Obligations (11.90%)
    32,989 Federal National Mrtge. Assoc., 92-212C,
           5.50% 11/25/99.........................................       32,907
   430,000 Block 1997-1 A2, 6.85%, 10/25/11.......................      448,043
    10,745 Chase Mortgage Finance Corp., 93-F1,
           5.75%, 04/25/09........................................       10,885
   100,000 Federal Home Loan Mrtge. Corp., 1504B,
           7.00%, 12/15/22........................................      101,968
   477,303 FHR 1652 K, 7.00%, 06/15/23............................      481,031
    86,446 FHR 1686, 5.00%, 09/15/20..............................       86,257
    10,359 Federal Home Loan Mrtge. Corp., L5, 7.90%, 05/01/01....       10,851
    36,186 Federal National Mrtge. Assoc. '91-174K,
           7.00%, 04/25/06........................................       36,525
   103,492 Federal National Mrtge. Assoc. 1992-60C,
           7.50%, 04/25/99........................................      103,976
    50,837 General Electric Capital Mrgte. Serv.,  94-1A1,
           5.70%, 01/25/24........................................       50,742
   140,000 General Electric Capital Mrtge. Serv. 97-HE3A3,
           6.52%, 08/25/13........................................      142,121
   125,000 Green Tree, 1996-2 A2, 6.45%, 04/15/27.................      126,523
   400,000 Green Tree, 1196-10 A3, 6.16%, 11/15/28................      400,872
     5,950 Residential Funding Mtge. SEC, I 93-S7A6,
           7.15%, 02/25/08........................................        5,948
   294,450 Salomon Mortgage Sec. VII, 1995-1, P/O,
           10.54*, 02/25/25.......................................      220,330
                                                                   -------------
                                                                      2,258,979
                                                                   -------------

* Principal only represents securities that entitle holders to receive only principal payments on the underlying mortgages. The yield to maturity of principal only is sensitive to the rate of principal payments on the underlying mortgages. A slow (rapid) rate of principal repayments may have an adverse (positive) effect on yield to maturity. Interest rate disclosed represents current yield at date of purchase.

                       SEE NOTES TO FINANCIAL STATEMENTS.

VINTAGE MUTUAL FUNDS, Inc.
BOND FUND (CONTINUED)

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1998
                                   (UNAUDITED)

SHARES OR
PRINCIPAL                    SECURITY                                 AMORTIZED
 AMOUNT                     DESCRIPTION                                  COST
 ------                     -----------                                  ----

MORTGAGE-BACKED SECURITIES (CONTINUED):
 Federal Home Loan Mrtge. Corp. Mortgage-Backed Pools (3.02%)
   $74,253 #C00126, 8.50%, 06/01/22...............................      $77,602
   244,556 #E00548, 6.50%, 05/01/13...............................      249,939
   240,205 #00538, 6.50%, 03/01/13................................      245,491
                                                                   -------------
                                                                        573,032
                                                                   -------------

 Federal National Mrtge. Assoc. Mortgage-Backed Pools (11.45%)
   413,200 #251286, 7.00%, 10/01/27...............................      424,806
   224,548 #313873, 7.00%, 12/01/27...............................      230,856
   484,438 #408827, 6.50%, 02/01/28...............................      492,703
   997,257 #430093, 7.00%, 06/01/28...............................    1,025,270
                                                                   -------------
                                                                      2,173,635
                                                                   -------------

 Government National Mrtge. Assoc. Mortgage-Backed Pools (13.85%)
    40,212 #354189, 7.50% 05/01/23................................       41,729
    76,646 #359600, 7.50%, 07/15/23...............................       79,534
   204,584 #376218, 7.50%, 08/15/25...............................      212,165
   135,568 #385300, 8.00%, 10/15/24...............................      141,310
   132,957 #410049, 8.00%, 07/15/25...............................      138,547
   434,927 #412334, 7.00%, 10/15/27...............................      449,140
   208,437 #412645, 8.00%, 08/15/26...............................      217,200
   220,140 #440404, 7.50%, 04/15/27...............................      228,299
   245,075 #454375, 7.00%, 03/15/28...............................      253,084
    24,033 #315929, 9.00%, 06/15/22...............................       25,783
    38,037 #341681, 8.50%, 01/15/23...............................       40,207
   340,403 #780213, 7.50%, 08/15/25...............................      353,229
   435,632 #780619, 7.00%, 08/15/12...............................      449,211
                                                                   -------------
                                                                      2,629,438
                                                                   -------------

           Total Mortgage Related Securities......................    7,635,084
                                                                   -------------

VINTAGE MUTUAL FUNDS, Inc.
BOND FUND (CONTINUED)

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1998
                                   (UNAUDITED)

SHARES OR
PRINCIPAL                    SECURITY                                 AMORTIZED
 AMOUNT                     DESCRIPTION                                  COST
 ------                     -----------                                  ----

CASH EQUIVALENTS (2.62%):
 Mutual Funds
  $496,902 Government Assets Fund T Shares, 5.29%*................     $496,902
                                                                   -------------

           Total Investments in Securities (98.83%)
                (Cost $18,154,765) (a)............................  $18,760,663

           Other Assets & Liabilities (1.17%).....................      222,641
                                                                   -------------
           Net Assets (100.0%)....................................  $18,983,304
                                                                   =============


---------------
(a) Cost for federal income tax purposes differs from market value by net unrealized appreciation of securities as follows:
    Unrealized Appreciation............$666,327
    Unrealized Depreciation............($60,429)
                                       --------
    Net Unrealized Appreciation........$605,898
                                       ========

* Rate shown for money market is as of September 30, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

VINTAGE MUTUAL FUNDS, Inc.
INCOME FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1998
                                   (UNAUDITED)

SHARES OR
PRINCIPAL                    SECURITY                                 AMORTIZED
 AMOUNT                     DESCRIPTION                                  COST
 ------                     -----------                                  ----

U.S. TREASURY NOTES (8.01%):
  $500,000 6.50%, 05/15/05........................................     $560,235
 1,050,000 6.13%, 09/30/00........................................    1,084,619
 1,000,000 6.38%, 01/15/00........................................    1,022,340
 2,000,000 6.25%, 02/15/03........................................    2,150,620
 1,500,000 6.25%, 05/31/00........................................    1,542,660
 1,000,000 5.88%, 11/15/05........................................    1,089,840
   200,000 6.63%,  04/30/02.......................................      214,812
                                                                   -------------
           Total U.S. Treasury Notes..............................    7,665,126
                                                                   -------------

U.S. TREASURY BONDS (4.67%):
 2,250,000 7.25%, 08/15/22........................................    2,875,432
 1,250,000 7.50% 11/15/16.........................................    1,591,213
                                                                   -------------
           Total U.S. Treasury Bonds..............................    4,466,645
                                                                   -------------

MORTGAGE-BACKED SECURITIES (46.13%):
 Collateralized Mortgage Obligations (11.09%)
 1,434,150 Ryland Mortgage Securities Corp. 1993-4 A5,
           7.50%, 08/25/24........................................    1,466,419
 2,465,015 Federal Home Loan Mortgage Corp., 7.59%, 01/25/02......    2,617,254
 2,000,000 Federal Home Loan Mortgage Corp., 7.00%, 04/15/09......    2,065,126
   668,373 Federal National Mortgage Assoc. Remic 1992-141 G,
           7.00%, 08/25/06........................................      668,995
 1,000,000 Bear Stearns CBO, 1998-1 Class A-2A (144A),
           6.72%, 06/15/10........................................    1,047,810
 2,691,274 Prudential Home Mortgage Securities, 7.15%, 03/25/24...    2,737,510
                                                                   -------------
                                                                     10,603,114
                                                                   -------------

 Federal Home Loan Mrtge. Corp. Mortgage-Backed Pools (2.46%)
 2,291,721 #C00592, 7.00%, Due 03/01/28...........................    2,352,795
                                                                   -------------

 Federal National Mrtge. Assoc. Mortgage-Backed Pools (7.57%)
 2,287,397 #251614, 7.00%, 04/01/28...............................    2,351,650
 2,363,777 #251697, 6.50%, 05/01/28...............................    2,404,103
   995,474 #430203, 7.00%, 06/01/28...............................    1,023,437
 1,410,435 #303971, 7.50%, 07/01/16...............................    1,463,101
                                                                   -------------
                                                                      7,242,291
                                                                   -------------

 Government National Mrtge. Assoc. Mortgage-Backed Pools (14.16%)
 2,246,223 7.50%, 09/15/27........................................    2,329,469
 2,163,816 7.50%, 10/15/27........................................    2,244,007
 2,366,271 #462556, 6.50%, 02/15/28...............................    2,419,560
   998,344 #486467, 7.00%, 08/15/28...............................    1,030,970
   733,347 #780075, 8.00%, 03/15/25...............................      766,238
 2,176,954 #780584, 7.00%, 06/15/27...............................    2,248,794
 2,431,019 7.00%, 02/15/28........................................    2,510,463
                                                                   -------------
                                                                     13,549,501
                                                                   -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

VINTAGE MUTUAL FUNDS, Inc.
INCOME FUND (CONTINUED)

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1998
                                   (UNAUDITED)

SHARES OR
PRINCIPAL                    SECURITY                                 AMORTIZED
 AMOUNT                     DESCRIPTION                                  COST
 ------                     -----------                                  ----

MORTGAGE-BACKED SECURITIES (CONTINUED):
Asset Backed (10.85%)
$1,893,147 Bear Asset Trust Securities Series 1997-1 A,
           6.69%, 06/15/03........................................   $1,895,741
   793,332 Green Tree Recreational Equipment, 6.55%, 07/15/28.....      819,115
 2,000,000 Greentree 96-F A4, 7.30%,  01/15/28....................    2,123,858
 2,000,000 Imc Home Equity Loan 1996-4 A4, 7.11%, 08/25/14........    2,056,300
 1,392,117 Nations Credit Grantor Trust 97-1, 6.75%, 08/15/13.....    1,429,036
 2,000,000 Olympic Auto 96-D A5, 6.25%, 11/15/04..................    2,055,561
                                                                   -------------
                                                                     10,379,611
                                                                   -------------

           Total Mortgage-Backed Securities.......................   44,127,312
                                                                   -------------

U.S. TAXABLE MUNICIPAL BONDS (8.00%):
 1,000,000 Detroit Michigan Building Authority, 6.60%, 07/01/03...    1,065,540
 1,000,000 Las Vegas NV, 7.20%, 07/01/15..........................    1,074,140
   567,353 Mille Lacs Band Of Ojibwe Indians, (Grand Casino)
           Rev. Notes, 8.00%, 06/01/04............................      588,072
 3,640,000 State Of Texas Veterans Housing Fund II-Series B-1,
           6.73%, 06/01/21........................................    3,820,544
   995,000 Wisconsin Housing, 7.98%, 03/01/21.....................    1,105,445
                                                                   -------------
           Total U.S. Taxable Municipal Bonds.....................    7,653,741
                                                                   -------------

CORPORATE BONDS (29.12%):
 Banking (2.92%)
   500,000 Northern Trust Co., 6.50%, 05/01/03....................      526,655
 1,000,000 NationsBank Corp., 8.50%  Due 01/15/07.................    1,180,760
 1,000,000 First Union Corp., 7.05%, 08/01/05.....................    1,083,420
                                                                   -------------
                                                                      2,790,835
                                                                   -------------

 Electric Utility (2.13%)
 1,000,000 Philadelphia El, 7.38%, 12/15/01.......................    1,010,330
 1,000,000 Florida Power & Light, 6.88%, 04/01/04.................    1,024,220
                                                                   -------------
                                                                      2,034,550
                                                                   -------------

 Financial Services (6.67%)
 1,000,000 Travelers Property Casualty, 6.75%, 04/15/01...........    1,039,000
 1,000,000 Salomon Smith Barney, 6.88%, 06/15/05..................    1,055,560
 1,000,000 Norwest Financial, Inc., 7.50%, 04/15/05...............    1,113,630
   500,000 Ford Motor Credit Corp., 7.50%, 01/27/03...............      536,015
 1,000,000 John Deere Cap, 5.85%, 01/15/10........................    1,013,560
   500,000 John Deere, 8.63%, 08/01/19............................      577,605
 1,000,000 Commercial Credit, 6.88%, 05/01/02.....................    1,049,420
                                                                   -------------
                                                                      6,384,790
                                                                   -------------

 Finance Companies (1.08%)
 1,000,000 Bear Stearns Co, 6.20%, 03/30/03.......................    1,028,750
                                                                   -------------

 Government Agency (0.78%)
   700,000 Quebec Province, 6.19%, 03/10/26.......................      747,810
                                                                   -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

VINTAGE MUTUAL FUNDS, Inc.
INCOME FUND (CONTINUED)

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1998
                                   (UNAUDITED)

SHARES OR
PRINCIPAL                    SECURITY                                 AMORTIZED
 AMOUNT                     DESCRIPTION                                  COST
 ------                     -----------                                  ----

CORPORATE BONDS (CONTINUED):
 Industrial Goods and Services (6.49%)
$1,100,000 Pennzoil Co, 10.63%, 06/01/01..........................   $1,129,953
   950,000 K Mart Corp, 7.17%, 07/24/00...........................      950,551
 1,000,000 Ikon Office, 6.75%, 11/01/04...........................      993,650
 2,000,000 Fletcher Challng Cap Can, 7.75%, 06/20/06..............    2,050,360
 1,000,000 Dayton Hudson, 9.84%, 09/15/00.........................    1,087,440
                                                                   -------------
                                                                      6,211,954
                                                                   -------------

 Leasing (1.09%)
 1,000,000 Denver Arena Trust, 6.94%, 11/15/19....................    1,044,190
                                                                   -------------

 Restaurants (0.23%)
   197,222 Secured Restaurant Trust, 10.25%, 11/15/00.............      217,329
                                                                   -------------

 Retail Stores (4.04%)
 3,000,000 Penney J.C. & Co., 7.38%, 08/15/08.....................    3,359,430
   500,000 Sears Roebuck & Co., 8.02%, 12/28/98...................      502,880
                                                                   -------------
                                                                      3,862,310
                                                                   -------------

 Telecommunications (3.69%)
   250,000 AT&T Corp., 8.20%, 02/15/05............................      256,550
 1,000,000 United Telephone Co. of Florida, 7.25%, 12/15/04.......    1,105,550
 1,000,000 MCI Communications Corp., 8.25%, 01/20/23..............    1,104,760
 1,000,000 GTE Florida, Inc., 6.25%, 11/15/05.....................    1,063,890
                                                                   -------------
                                                                      3,530,750
                                                                   -------------

           Total Corporate Bonds..................................   27,853,268
                                                                   -------------

MEDIUM TERM NOTES (1.08%):
 1,000,000 Newell Co., 6.40%, 06/10/02............................    1,037,850
                                                                   -------------

CASH & EQUIVALENTS (2.26%):
Commercial Paper (1.04%)
 1,000,000 USASMS Commercial Paper (SLMA Loc), Due 10/6/98........      999,239
                                                                   -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

VINTAGE MUTUAL FUNDS, Inc.
INCOME FUND (CONTINUED)

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1998
                                   (UNAUDITED)

SHARES OR
PRINCIPAL                    SECURITY                                 AMORTIZED
 AMOUNT                     DESCRIPTION                                  COST
 ------                     -----------                                  ----

CASH & EQUIVALENTS (CONTINUED):
Mutual Funds (1.22%)
$1,167,335 Government Assets Fund T Shares, 5.29%*................   $1,167,335
                                                                   -------------

           Total Cash & Equivalents...............................    2,166,574
                                                                   -------------

           Total Investments in Securities (99.27%)
                (Cost $91,418,941) (a)............................  $94,970,516

           Other Assets & Liabilities (0.73%).....................      694,538
                                                                   -------------
           NET ASSETS (100.0%)....................................  $95,665,054
                                                                   =============



----------------
(a) At September 30, 1998, cost for federal income tax purposes differs from market value by net unrealized appreciation of securities as follows.
      Unrealized Appreciation.............$3,629,175
      Unrealized Depreciation...............($77,600)
                                          ----------
      Net Unrealized Appreciation.........$3,551,575
                                          ==========

* Variable rate security, interest rate is as of September 30, 1998

                       SEE NOTES TO FINANCIAL STATEMENTS.

VINTAGE MUTUAL FUNDS, Inc.
MUNICIPAL BOND FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1998
                                   (UNAUDITED)

SHARES OR
PRINCIPAL                    SECURITY                                 AMORTIZED
 AMOUNT                     DESCRIPTION                                  COST
 ------                     -----------                                  ----

Municipal Bonds (86.55%):
 Arizona (2.02%)
$1,000,000 Phoenix, AZ G.O., 5.00%, 07/01/12......................   $1,049,150
                                                                   -------------

 Delaware (0.99%)
   500,000 Sussex County, DE,4.90%, 10/15/01......................      513,705
                                                                   -------------

 Florida (6.09%)
   500,000 Martin County, FL, General Obligation, 4.25%, 02/01/01.      506,525
   500,000 Jacksonville, FL Elec. Auth. Rev., Ref. St. Johns
           River Issue 2 Series 8, 5.13%, 10/01/07................      523,560
   500,000 State Of Florida Board Of Education, 5.13%, 06/01/05...      536,245
   500,000 Florida School Boards Assoc., Inc. Lease Revenue,
           6.75%, 07/01/04........................................      526,920
 1,000,000 Dade County, FL, 7.65%, 04/01/10.......................    1,074,160
                                                                   -------------
                                                                      3,167,410
                                                                   -------------

 Georgia (2.05%)
 1,000,000 Atlanta, GA Public Improvement-Series B,
           5.00%, 12/01/07........................................    1,067,610
                                                                   -------------

 Idaho (1.01%)
   500,000 Meridian Joint School District. #2 Idaho,
           5.00%, 07/30/03........................................      527,370
                                                                   -------------

 Illinois (17.79%)
   500,000 Rockford Schl. Dist. #205, Winnebago & Boone Co.,
           IL Schl Bonds, Ser 1992C, 5.25%, 02/01/01..............      517,165
   250,000 Winnebago County, IL School District 122,
           5.75%, 06/01/01........................................      263,160
   400,000 Sangamon County, IL Certificate Participation,
           6.40%, 12/01/00........................................      421,272
   300,000 Metropolitan Pier & Exposition Authority Illinois,
           5.20%, 06/15/99........................................      303,756
 1,000,000 Macon County And Decatur Illinois Ctf Partn,
           6.50%, 01/01/04........................................    1,120,330
 1,000,000 Kendall & Kane Counties, IL CSD #115 Yorkville,
           5.65%, 01/01/08........................................    1,097,250
   500,000 Kane County, IL Motor Fuel Transport Revenue,
           5.40%, 03/01/06........................................      526,925
 1,000,000 Joliet Illinois, 6.25% 01/01/11........................    1,067,600
 1,000,000 Illinois State Sales Tax Revenue, 5.00%, 06/15/09......    1,063,920
   465,000 Illinois Housing Dev. Auth., Single Family Mrtge.,
           Rev., 6.50%, 02/01/09 .................................      508,710
 1,000,000 Illinois Health Facility-Northwestern, 6.75%, 08/15/11.    1,090,770
   500,000 Chicago, IL Metropolitan Water, 5.25%, 12/01/04........      536,950
   500,000 Chicago, IL Metropolitan Water, Capital Improvement,
           5.00%, 12/01/02........................................      523,300
   200,000 Cherry Valley General Obligations, 6.60%, 01/01/01.....      212,278
                                                                   -------------
                                                                      9,253,386
                                                                   -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

VINTAGE MUTUAL FUNDS, Inc.
MUNICIPAL BOND FUND (CONTINUED)

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1998
                                   (UNAUDITED)

SHARES OR
PRINCIPAL                    SECURITY                                 AMORTIZED
 AMOUNT                     DESCRIPTION                                  COST
 ------                     -----------                                  ----

MUNICIPAL BONDS (CONTINUED):
 Indiana (14.88%)
$1,000,000 Vinton-Tecumseh School Bldg Indiana, 4.25%, 07/05/03...   $1,009,400
   750,000 Marion County, IN, 6.60%, 06/01/03.....................      814,748
 1,000,000 Kokomo-Center, IN School Building Corp.,
           6.75%, 07/15/04........................................    1,141,390
 1,000,000 Indianapolis, IN, Utilities District, Reference
           Series B, 4.00%, 06/01/12..............................      956,210
 1,000,000 Indianapolis, IN, Public Transportation,
           6.00%, 07/01/10........................................    1,098,620
 1,000,000 Indiana University Higher Ed, 6.80%, 08/01/04..........    1,087,940
   500,000 Indiana Bond Bank (Elkhart Water/Sewer Refunding,
           Bonds), 5.55%, 11/01/10................................      541,695
 1,000,000 Evansville, IN, Building Authority, 5.30%, 08/01/08....    1,088,590
                                                                   -------------
                                                                      7,738,593
                                                                   -------------

 Iowa (1.06%)
   500,000 Iowa State Certificate Participation, 6.50%, 07/01/06..      552,480
                                                                   -------------

 Massachusetts (1.04%)
   500,000 Massachusetts Bay Transportation Authority,
           5.30%, 03/01/08........................................      540,400
                                                                   -------------

 Minnesota (2.05%)
 1,000,000 Minneapolis, MN, Reference Series A, 5.10%, 12/01/08...    1,063,950
                                                                   -------------

 Nevada (0.98%)
   500,000 State Of Nevada, 4.40%, 11/01/01.......................      510,440
                                                                   -------------

 New Jersey (1.02%)
   500,000 New Jersey Wastewater Treatment Trust Series A,
           4.80%, 09/01/06........................................      529,690
                                                                   -------------

 New York (1.94%)
 1,000,000 Long Island, NY, Power, 4.10%, 12/01/00................    1,008,260
                                                                   -------------

 Rhode Island (1.50%)
   500,000 Rhode Island State, 4.90%, 06/15/04....................      525,600
   250,000 Rhode Island State Construction Capital,
           Development Loan, Series B, 6.00%, 05/15/99............      254,055
                                                                   -------------
                                                                        779,655
                                                                   -------------
 Tennessee (2.11%)
 1,000,000 Metropolitan Gov't. Nashville & Davidson County,
           TN, 5.50%, 07/01/08....................................    1,098,710
                                                                   -------------

 Texas (7.30%)
 1,000,000 San Antonio, TX, 6.00%, 08/01/08.......................    1,155,090
   900,000 Sam Rayburn Texas Municipal, 6.00%, 09/01/10...........    1,047,897
 1,000,000 Pharr-San Juan-Alamo, TX Independant School
           District, 5.25%, 02/01/08..............................    1,076,060
   500,000 Dallas, TX Water & Sewer, 4.90%, 04/01/04..............      519,835
                                                                   -------------
                                                                      3,798,882
                                                                   -------------
 Utah (1.05%)
   500,000 Salt Lake County, UT, 5.50%, 12/15/04..................      546,585
                                                                   -------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

VINTAGE MUTUAL FUNDS, Inc.
MUNICIPAL BOND FUND (CONTINUED)

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1998
                                   (UNAUDITED)

SHARES OR
PRINCIPAL                    SECURITY                                 AMORTIZED
 AMOUNT                     DESCRIPTION                                  COST
 ------                     -----------                                  ----

MUNICIPAL BONDS (CONTINUED):
 Virginia (2.51%)
  $195,000 Virginia Educational Loan Authority Series E,
           5.50%, 03/01/01........................................     $202,556
 1,000,000 Virginia Beach, VA, 5.40%, 09/01/09....................    1,103,280
                                                                   -------------
                                                                      1,305,836
                                                                   -------------

 Washington (8.82%)
   500,000 Washington State Government Obligation,
           5.35%, 09/01/06........................................      541,060
   500,000 Washington State, 6.80%, 10/01/02......................      515,895
 1,000,000 Thurston County, WA #111, 5.00%, 12/01/10..............    1,046,330
   500,000 Seattle, WA Water System Revenue, 4.70%, 12/01/00......      510,760
   800,000 Grant County, WA Public Utilities Hydro-Electric,
           5.60%, 01/01/10........................................      878,008
 1,000,000 Benton County, WA Public Utility, 5.45%, 11/01/08......    1,096,740
                                                                   -------------
                                                                      4,588,793
                                                                   -------------

 Wisconsin (9.82%)
 1,000,000 Wisconsin State Series A, 5.00%, 05/01/09..............    1,051,480
   500,000 Wisconsin Housing & Economic Development Revenue,
           5.20%, 11/01/06........................................      519,545
   500,000 Sturgeon Bay, WI Combined Utility, 4.90%, 01/01/06.....      520,620
   500,000 Milwaukee, WI, 5.15%, 11/15/08.........................      526,365
   500,000 Madison, WI, 5.00%, 04/01/05...........................      530,145
   400,000 Kenosha, WI Series A, 4.90%, 04/01/99..................      403,144
   500,000 Green Bay, WI Area Public Schools, 4.40%, 04/01/02.....      509,750
   500,000 Franklin, WI Public School District, 4.75%, 04/01/04...      519,860
   500,000 City Of Beloit, WI Sewer System Revenue Bond,
           4.80%, 07/01/05........................................      524,645
                                                                   -------------
                                                                      5,105,554
                                                                   -------------

 Wyoming (0.52%)
   250,000 Cheyenne, WY General Obligations Unlimited,
           5.45%, 12/01/01........................................      262,805
                                                                   -------------

           Total Municipal Bonds..................................   45,009,264
                                                                   -------------

ALTERNATIVE MINIMUM TAX PAPER (9.28%):
   190,000 Student Loan Funding Corp., Series C, 5.50%,
           12/01/01...............................................      196,791
   500,000 South Dakota Student Loan, 5.85%, 08/01/00.............      518,235
    50,000 New Mexico Educational Assistance, 5.75%, 08/01/07.....       52,978
   500,000 Massachusetts Education Loan Authority, 5.60%,
           07/01/06...............................................      538,745
 1,000,000 Iowa Student Loan Liquidity Corp. Series C, 5.10%,
           06/01/09...............................................    1,058,160
   500,000 Iowa Student Loan, 5.75%, 12/01/06.....................      525,615
   300,000 Illinois Student Assistance Commission, Student Loan
           Revenue, Ser M, 6.30%, 03/01/03........................      323,577
   500,000 Austin, TX Airport Revenue, 5.50%, 11/15/06............      545,045
 1,000,000 Alaska Student Loan, 5.63%, 07/01/07...................    1,070,820
                                                                   -------------
           Total Alternative Minimum Tax Paper....................    4,829,966
                                                                   -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

VINTAGE MUTUAL FUNDS, Inc.
MUNICIPAL BOND FUND (CONTINUED)

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1998
                                   (UNAUDITED)

SHARES OR
PRINCIPAL                    SECURITY                                 AMORTIZED
 AMOUNT                     DESCRIPTION                                  COST
 ------                     -----------                                  ----

CASH EQUIVALENTS (3.14%):
Mutual Funds (3.14%)
$1,631,843 Bankers Trust Tax Free Money Fund, 2.88%*..............   $1,631,843
                                                                   -------------

           Total Investments in Securities (98.97%)
                (Cost $49,285,330) (a)............................  $51,471,073
                                                                   -------------

           Other Assets & Liabilities (1.03%).....................      534,543
                                                                   -------------
           NET ASSETS (100.0%)....................................  $52,005,616
                                                                   =============

----------------
(a) At September 30, 1998, cost for federal income tax purposes differs from market value by net unrealized appreciation of securities as follows.

      Unrealized Appreciation.............$2,188,490
      Unrealized Depreciation................($2,747)
                                          ----------
      Net Unrealized Appreciation.........$2,185,743
                                          ==========

* Variable rate security, interest rate is as of September 30, 1998

                       SEE NOTES TO FINANCIAL STATEMENTS.

VINTAGE MUTUAL FUNDS, INC.
BALANCED FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1998
                                   (UNAUDITED)

SHARES OR
PRINCIPAL                    SECURITY                                 AMORTIZED
 AMOUNT                     DESCRIPTION                                  COST
 ------                     -----------                                  ----

U.S. TREASURY NOTES (4.35%):
$1,000,000 6.38%, 01/15/00........................................   $1,022,340
 1,000,000 6.25%, 05/31/00........................................    1,028,440
   500,000 6.13%, 08/15/07........................................      559,685
                                                                   -------------
           Total U.S. Treasury Notes                                  2,610,465
                                                                   -------------

US TREASURY BONDS (3.61%):
 1,300,000 7.50%, 11/15/16........................................    1,654,861
   400,000 7.25%, 08/15/22........................................      511,188
                                                                   -------------
           Total U.S. Treasury Bonds                                  2,166,049
                                                                   -------------

U.S. GOVERNMENT AGENCY ( 0.22%):
   130,000 Federal National Mrtge. Assoc., 4.88%, 10/15/98........      130,000
                                                                   -------------

MORTGAGE-BACKED SECURITIES (12.96%):
 Collateralized Mortgage Obligations (0.85%)
    17,908 Chase Mortgage Finance Corp., 1993-F1, Class 1A2,
           5.75%, 04/25/09........................................       18,142
   175,000 Collateralized Mtge. Securities Corp., 1991-6 Class,
           P1, 7.00%, 09/20/21....................................      175,219
   175,000 Federal National Mrtge. Assoc., 1992-34 Class E,
           7.00%, 07/25/20........................................       79,981
    79,067 Government National Mrtge. Assoc., 1994-6 Class G,
           7.99%, 12/16/19........................................       91,575
    11,901 Residential Funding Mortgage, 1993-S7, Class A6,
           7.15%, 02/25/08........................................       11,897
   179,544 Salomon Brothers Mortgage Securities,  1995-1,
           VII P/O, 10.54%*, 02/25/25.............................      134,348
                                                                   -------------
                                                                        511,162
                                                                   -------------

 Federal Home Loan Mrtge. Corp. Mortgage-Backed Pools (1.02%)
   572,930 #C00592, 7.00%, 03/01/28...............................      588,199
    23,611 #A00851, 8.50%, 12/01/19...............................       24,754
                                                                   -------------
                                                                        612,953
                                                                   -------------

 Federal National Mrtge. Assoc. Mortgage-Backed Pools (2.95%)
   137,733 #251286, 7.00%, 11/1/27................................      141,602
   571,849 #251614, 7.00%, 04/01/28...............................      587,913
   590,944 #251697, 6.50%, 05/01/28...............................      601,026
   424,669 #430203, 7.00%, 06/01/28...............................      436,598
                                                                   -------------
                                                                      1,767,139
                                                                   -------------

 Government National Mrtge. Assoc. Mortgage-Backed Pools (5.93%)
    73,909 #359600, 7.50%, 07/15/23...............................       76,694
   200,723 #376218, 7.50%, 08/15/25...............................      208,162
    84,730 #385300, 8.00%, 10/15/24...............................       88,319
    65,122 #410049, 8.00%, 07/15/25...............................       67,860
   144,976 #412334, 7.00%, 10/15/27...............................      149,713
   353,093 #780075, 8.00%, 03/15/25...............................      368,929
   499,172 #486467, 7.00%, 08/15/28...............................      515,485

* Principal only represents securities that entitle holders to receive only principal payments on the underlying mortgages. The yield to maturity of principal only is sensitive to the rate of principal payments on the underlying mortgages. A slow (rapid) rate of principal repayments may have an adverse (positive) effect on yield to maturity. Interest rate disclosed represents current yield at date of purchase.

                       SEE NOTES TO FINANCIAL STATEMENTS.

VINTAGE MUTUAL FUNDS, INC.
BALANCED FUND (CONTINUED)

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1998
                                   (UNAUDITED)

SHARES OR
PRINCIPAL                    SECURITY                                 AMORTIZED
 AMOUNT                     DESCRIPTION                                  COST
 ------                     -----------                                  ----

 Government National Mrtge. Assoc. Mortgage-Backed Pools (Continued):
  $540,954 7.50%, 10/15/27........................................     $561,002
   591,568 #462556, 6.50%, 02/15/28...............................      604,890
    87,331 #305975, 9.00%, 07/15/21...............................       93,908
    35,458 #318184, 8.50%, 11/15/21...............................       37,591
   544,239 #780584, 7.00%, 06/15/27...............................      562,198
   217,816 #780619, 7.00%, 08/15/12...............................      224,606
                                                                   -------------
                                                                      3,559,357
                                                                   -------------

Asset-Backed Securities (2.21%)
   946,573 Bear Asset Trust Securities Series 1997-1 A,
           6.69%, 06/15/03........................................      947,870
   363,611 Green Tree Recreational Equip., 6.55%, 07/15/28........      375,428
                                                                   -------------
                                                                      1,323,298
                                                                   -------------

           Total Mortgage-Backed Securities.......................    7,773,909
                                                                   -------------

U.S. TAXABLE MUNICIPAL BONDS (2.31%)
   205,000 Berry Creek, CO, 6.65%, 12/01/01.......................      214,295
   195,000 Fulton, MO, 7.60%, 07/01/11............................      226,804
   195,639 Millie Lacs Bankd of Ojibwe Indians (Grand Casino),
           Rev. Notes, 8.00%, 06/01/04............................      202,784
   200,000 New Orleans, LA, Hsg. Dev.,  8.00%, 12/01/03...........      207,540
   110,000 Northwest Nazarene College, ID, 6.75%, 11/01/99........      111,584
    76,839 Oregon D.O.T., 9.00%, 06/15/00.........................       78,916
   250,000 Portland, OR, Multifamily Hsg.  7.63%, 12/01/01........      261,500
    65,000 Texas State G.O., 8.70%, 12/01/09......................       76,157
                                                                   -------------
           Total U.S. Taxable Municipal Bonds.....................    1,379,580
                                                                   -------------

CORPORATE BONDS (13.15%):
 Banking (1.57%)
   800,000 NationsBank Corp., 8.50%, 01/15/07.....................      944,608
                                                                   -------------

 Electric Utility (0.87%)
   500,000 Washington Water & Power, 6.24%, 10/02/00..............      511,700
                                                                   -------------

 Financial Services (5.52%)
   500,000 Bear Stearns, 6.25%, 07/15/05..........................      507,000
   250,000 General Motors Acceptance Corp., 6.50%, 12/05/05.......      265,865
   500,000 General Motors Acceptance Corp., 7.50%, 04/11/00.......      517,955
   210,000 HUBCO, INC., 7.75%, 01/15/04...........................      229,425
 1,000,000 John Deere,  5.85%, 01/15/01...........................    1,013,560
   250,000 Lehman Brothers, MTN, 8.05%, 01/15/19..................      260,900
   500,000 Salomon Smith Barney, 6.63%, 11/15/03..................      518,040
                                                                   -------------
                                                                      3,312,745
                                                                   -------------

Government Agency (0.53%)
   300,000 Quebec Province, 6.19%, 03/10/26.......................      320,490
                                                                   -------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

VINTAGE MUTUAL FUNDS, Inc.
BALANCED FUND (CONTINUED)

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1998
                                   (UNAUDITED)

SHARES OR
PRINCIPAL                    SECURITY                                 AMORTIZED
 AMOUNT                     DESCRIPTION                                  COST
 ------                     -----------                                  ----

CORPORATE BONDS (CONTINUED):
 Industrial Goods and Services (3.72%)
  $500,000 Cummins Engine, 6.75%, 02/15/27........................     $510,630
   500,000 Fletcher Challenge, 7.75%, 06/20/06....................      512,590
   500,000 Ikon Office, 6.75%, 11/01/04...........................      496,825
   300,000 K Mart Corp., 7.17%, 07/24/00..........................      300,174
   400,000 Pennzoil, Co., 10.63%, 06/01/01........................      410,892
                                                                   -------------
                                                                      2,231,111
                                                                   -------------
 Sovereign (0.31%)
   150,000 Nova Scotia, 8.25%, 11/15/19...........................      186,405
                                                                   -------------

Transportation & Shipping (0.17%)
   100,000 ATCH Top & SF, 7.09%, 02/15/01.........................      103,685
                                                                   -------------

 Telecommunications (0.46%)
   250,000 AT&T Corp., 7.00%, 05/15/05............................      274,710
                                                                   -------------

           Total Corporate Bonds..................................    7,885,454
                                                                   -------------

COMMON STOCKS (61.58%):
 Aerospace & Military Technology (0.66%)
     8,500 Sundstrand Corp........................................      394,188
                                                                   -------------

 Automotive Parts & Equipment (0.96%)
     5,000 Federal Mogul Corp.....................................      233,750
     7,500 Lear Corp..............................................      328,125
                                                                   -------------
                                                                        561,875
                                                                   -------------

 Banking (4.48%)
    20,000 Bank Of New York Co., Inc..............................      547,500
     9,000 BankAmerica Corp. .....................................      541,125
    12,000 First Union Corp.......................................      614,250
     5,000 NationsBank Corp.......................................      267,500
    20,000 Norwest Corp...........................................      716,250
                                                                   -------------
                                                                      2,686,625
                                                                   -------------

 Beverages - Soft Drinks (0.94%)
    19,100 Pepsico, Inc...........................................      562,256
                                                                   -------------

 Biotech (1.02%)
     8,500 Elan Corp. ADS.........................................      612,531
                                                                   -------------

 Business Services (0.44%)
     5,000 DST Systems, Inc.......................................      263,750
                                                                   -------------

 Chemicals (1.91%)
    11,000 Air Products & Chemicals...............................      327,250
    14,500 Monsanto Co............................................      817,438
                                                                   -------------
                                                                      1,144,688
                                                                   -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

VINTAGE MUTUAL FUNDS, Inc.
BALANCED FUND (CONTINUED)

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1998
                                   (UNAUDITED)

SHARES OR
PRINCIPAL                    SECURITY                                 AMORTIZED
 AMOUNT                     DESCRIPTION                                  COST
 ------                     -----------                                  ----

COMMON STOCKS (CONTINUED):
 Computer Hardware (3.65%)
    14,625 Cisco Systems, Inc.....................................     $904,008
    28,400 Compaq Computer Corp...................................      898,150
     3,000 IBM....................................................      384,000
                                                                   -------------
                                                                      2,186,158
                                                                   -------------

 Computer-Software and Peripheral (1.17%)
     6,400 Microsoft Corporation..................................      704,400
                                                                   -------------

 Consumer Goods & Services (3.14%)
    17,000 Dial Corp..............................................      350,625
    13,000 Gillette Co............................................      497,250
     6,000 Procter & Gamble Co....................................      425,625
    10,000 Unilever N.V...........................................      612,500
                                                                   -------------
                                                                      1,886,000
                                                                   -------------

 Containers & Packaging (0.64%)
     8,800 Avery Dennison Corp....................................      384,450
                                                                   -------------

 Diversified (2.06%)
     8,000 FDX Corporation........................................      361,000
    25,000 Kansas City Southern Inds..............................      875,000
                                                                   -------------
                                                                      1,236,000
                                                                   -------------

 Electrical & Electronic (3.28%)
     6,400 Emerson Electric Company...............................      398,400
    13,400 General Electric Co....................................    1,066,138
    10,500 Solectron Corp.........................................      504,000
                                                                   -------------
                                                                      1,968,538
                                                                   -------------

 Entertainment (0.71%)
    11,400 Walt Disney Co.........................................      288,563
     5,000 Mattel.................................................      140,000
                                                                   -------------
                                                                        428,563
                                                                   -------------

 Financial Services (3.07%)
     9,000 Assoc. First Capital "A"...............................      587,250
    10,000 Fannie Mae.............................................      642,500
     5,000 Morgan Stanley Dean Witter & Co........................      215,313
    10,500 Travelers Group, Inc...................................      393,750
                                                                   -------------
                                                                      1,838,813
                                                                   -------------

Food Retail (0.77%)
    10,000 Safeway, Inc...........................................      463,750
                                                                   -------------

 Health Care (0.71%)
    11,000 Lincare Holdings, Inc..................................      426,250
                                                                   -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

VINTAGE MUTUAL FUNDS, Inc.
BALANCED FUND (CONTINUED)

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1998
                                   (UNAUDITED)

SHARES OR
PRINCIPAL                    SECURITY                                 AMORTIZED
 AMOUNT                     DESCRIPTION                                  COST
 ------                     -----------                                  ----

COMMON STOCKS (CONTINUED):
 Health Care Products and Services (2.06%)
     5,500 Baxter International, Inc..............................     $327,250
    10,200 HCR Manor Care.........................................      298,988
    23,200 Healthsouth Corp.......................................      245,050
    20,000 Health Management Assoc. "A"...........................      365,000
                                                                   -------------
                                                                      1,236,288
                                                                   -------------

 Home Furnishings (1.41%)
    18,400 Newell Company.........................................      847,550
                                                                   -------------

 Industrial Goods & Services (0.90%)
     7,100 United Technologies Corp...............................      542,706
                                                                   -------------

 Insurance (2.74%)
    13,200 Allstate Corp..........................................      550,275
     6,413 American International Group, Inc......................      493,763
    12,000 Marsh & McLennan Co....................................      597,000
                                                                   -------------
                                                                      1,641,038
                                                                   -------------

 Medical Equipment & Supplies (0.74%)
     6,000 Guidant Corp...........................................      445,500
                                                                   -------------

 Newspaper & Publishing (1.19%)
     9,600 Gannett, Inc...........................................      514,200
     4,000 Tribune Co.............................................      201,250
                                                                   -------------
                                                                        715,450
                                                                   -------------

 Office Equipment & Services (0.71%)
     5,000 Xerox Corp.............................................      423,750
                                                                   -------------

 Oil & Gas Exploration Products & Services (2.38%)
    12,600 Ensco International, Inc...............................      136,238
     7,200 Halliburton Co.........................................      205,650
     5,000 Mobil Corp.............................................      379,688
     7,800 Schlumberger, Ltd......................................      392,437
    11,000 Williams Co............................................      316,250
                                                                   -------------
                                                                      1,430,263
                                                                   -------------

 Pharmaceuticals (7.15%)
    15,000 Abbott Laboratories....................................      651,562
     5,800 Bristol-Myers Squibb Co................................      602,475
    11,100 Eli Lilly & Co.........................................      869,269
     8,700 Pfizer, Inc............................................      921,656
     5,000 Schering-Plough Corp...................................      517,813
    13,300 Smithkline Beecham.....................................      728,175
                                                                   -------------
                                                                      4,290,950
                                                                   -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

VINTAGE MUTUAL FUNDS, Inc.
BALANCED FUND (CONTINUED)

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1998
                                   (UNAUDITED)

SHARES OR
PRINCIPAL                    SECURITY                                 AMORTIZED
 AMOUNT                     DESCRIPTION                                  COST
 ------                     -----------                                  ----

COMMON STOCKS (CONTINUED):
 Retail - General Merchandise (1.64%)
    10,000 Dayton Hudson Corp.....................................     $357,500
    16,000 Kohl's Corp............................................      624,000
                                                                   -------------
                                                                        981,500
                                                                   -------------

 Retail - Specialty Stores (5.41%)
    20,000 CVS Corp...............................................      876,250
    23,000 Lowe's Cos.............................................      731,688
    30,000 Staples, Inc...........................................      881,250
    17,200 Walgreen Company.......................................      757,875
                                                                   -------------
                                                                      3,247,063
                                                                   -------------

 Technology (1.09%)
    12,000 Computer Sciences Corp.................................      654,000
                                                                   -------------

 Telecom Services & Equipment (0.69%)
    13,000 Northern Telecom Limited...............................      416,000
                                                                   -------------

 Telecommunications (1.73%)
     8,800 Ameritech Corp.........................................      416,900
    14,000 SBC Communications, Inc................................      622,125
                                                                   -------------
                                                                      1,039,025
                                                                   -------------

 Telecommunications-Services A (1.27%)
    11,000 Lucent Technologies....................................      759,684
                                                                   -------------

 Wholesale Distribution - Pharmaceuticals (0.86%)
     5,000 Cardinal Health, Inc...................................      516,250
                                                                   -------------

           Total Common Stocks....................................   36,935,852
                                                                   -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

VINTAGE MUTUAL FUNDS, Inc.
BALANCED FUND (CONTINUED)

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1998
                                   (UNAUDITED)

SHARES OR
PRINCIPAL                    SECURITY                                 AMORTIZED
 AMOUNT                     DESCRIPTION                                  COST
 ------                     -----------                                  ----

MUTUAL FUNDS (1.74%)
 1,044,279 Government Assets Fund T Shares, 5.29%*................   $1,044,279
                                                                   -------------


           Total Investments in Securities (99.92%)
                (Cost $52,603,997) (a)............................  $59,925,588
                                                                   -------------

           Other Assets & Liabilities (0.08%).....................       50,765
                                                                   -------------
           Net Assets (100.0%)....................................  $59,976,353
                                                                   =============


----------------
(a) At September 30, 1998, cost for federal income tax purposes differs from market value by net unrealized appreciation of securities as follows.

      Unrealized Appreciation..............$9,690,945
      Unrealized Depreciation.............($2,369,355)
                                           ----------
      Net Unrealized Appreciation..........$7,321,590
                                           ==========

* Variable rate security, interest rate is as of September 30, 1998


                       SEE NOTES TO FINANCIAL STATEMENTS.

VINTAGE MUTUAL FUNDS, Inc.
EQUITY FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1998
                                   (UNAUDITED)

SHARES OR
PRINCIPAL                    SECURITY                                 AMORTIZED
 AMOUNT                     DESCRIPTION                                  COST
 ------                     -----------                                  ----

COMMON STOCKS (99.58%):
 Aerospace & Military Technology (1.58%)
   140,000 Sundstrand Corp........................................   $6,492,500
                                                                   -------------

 Automotive Parts & Equipment (1.29%)
   140,000 Dana Corp..............................................    5,223,750
                                                                   -------------

 Banking (7.35%)
   100,000 BankAmerica Corp.......................................    6,012,500
   220,000 Bank Of New York Co., Inc..............................    6,022,500
   100,000 First Union Corp.......................................    5,118,750
    50,000 NationsBank Corp.......................................    2,675,000
   170,000 Norwest Corp...........................................    6,088,125
   120,000 Regions Financial......................................    4,350,000
                                                                   -------------
                                                                     30,266,875
                                                                   -------------

 Biotech (0.33%)
    40,000 Agouron Pharmaceuticals, Inc...........................    1,377,500
                                                                   -------------

 Business Services (1.70%)
    90,000 American Express.......................................    6,986,250
                                                                   -------------

 Chemicals (4.12%)
   150,000 Avery Dennison Corp....................................    6,553,125
    80,000 Imperial Chemical, Sponsored ADR.......................    2,540,000
   140,000 Monsanto Co............................................    7,892,500
                                                                   -------------
                                                                     16,985,625
                                                                   -------------

 Computer Hardware (5.10%)
   250,000 Compaq Computer Corp...................................    7,906,250
   150,000 Cisco Systems, Inc.....................................    9,271,875
    30,000 IBM....................................................    3,840,000
                                                                   -------------
                                                                     21,018,125
                                                                   -------------

 Computer-Software and Peripheral (1.53%)
    57,400 Microsoft Corporation..................................    6,317,588
                                                                   -------------

 Consumer Goods & Services (6.99%)
   200,000 Conagra, Inc...........................................    5,387,500
   100,000 Colgate Palmolive Co...................................    6,850,000
   140,000 Gillette Co............................................    5,355,000
    80,000 Procter & Gamble Co....................................    5,675,000
    90,000 Unilever N.V...........................................    5,512,500
                                                                   -------------
                                                                     28,780,000
                                                                   -------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

VINTAGE MUTUAL FUNDS, Inc.
EQUITY FUND (CONTINUED)

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1998
                                   (UNAUDITED)

SHARES OR
PRINCIPAL                    SECURITY                                 AMORTIZED
 AMOUNT                     DESCRIPTION                                  COST
 ------                     -----------                                  ----

COMMON STOCKS (CONTINUE):
 Diversified (4.35%)
   120,000 FDX Corporation........................................   $5,415,000
   150,000 Kansas City Southern ..................................    5,250,000
   120,000 Textron, Inc...........................................    7,275,000
                                                                   -------------
                                                                     17,940,000
                                                                   -------------

 Electrical & Electronic (2.41%)
   125,000 General Electric Co....................................    9,945,313
                                                                   -------------
 Electronic Components/ Instruments (0.78%)
    60,000 Philips Electronics....................................    3,202,500
                                                                   -------------

 Entertainment (1.66%)
   270,000 Walt Disney  Co........................................    6,834,375
                                                                   -------------

 Financial Services (8.59%)
   120,000 H & R Block............................................    4,965,000
    90,000 Assoc. First Capital "A"...............................    5,872,500
   180,000 Federal Home Loan Mortgage Corp........................    8,898,750
   120,000 Fannie Mae.............................................    7,710,000
    80,000 Morgan Stanley Dean Witter & Co........................    3,445,000
   120,000 Travelers Group, Inc...................................    4,500,000
                                                                   -------------
                                                                     35,391,250
                                                                   -------------

 Health Care Products & Services (2.06%)
   130,000 Abbott Laboratories....................................    5,646,875
   270,000 Healthsouth Corp.......................................    2,851,875
                                                                   -------------
                                                                      8,498,750
                                                                   -------------

 Home Furnishings (2.01%)
   180,000 Newell Company.........................................    8,291,250
                                                                   -------------

 Insurance (4.40%)
    85,500 American International Group, Inc......................    6,583,500
   170,000 Allstate Corp..........................................    7,086,875
    90,000 Marsh & McLennan Co....................................    4,477,500
                                                                   -------------
                                                                     18,147,875
                                                                   -------------

 Medical Equipment & Supplies (1.62%)
    90,000 Guidant Corp...........................................    6,682,500
                                                                   -------------

 Newspaper & Publishing (2.15%)
    90,000 Gannett, Inc...........................................    4,820,625
    80,000 Tribune Co.............................................    4,025,000
                                                                   -------------
                                                                      8,845,625
                                                                   -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

VINTAGE MUTUAL FUNDS, Inc.
EQUITY FUND (CONTINUED)

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1998
                                   (UNAUDITED)

SHARES OR
PRINCIPAL                    SECURITY                                 AMORTIZED
 AMOUNT                     DESCRIPTION                                  COST
 ------                     -----------                                  ----

COMMON STOCKS (CONTINUE):
 Office Equipment & Services (1.44%)
    70,000 Xerox Corp.............................................   $5,932,500
                                                                   -------------

 Oil & Gas Exploration Products & Services (4.95%)
   100,000 Diamond Offshore Drilling..............................    2,600,000
   250,000 Global Marine, Inc.....................................    2,765,625
   120,000 Halliburton Co.........................................    3,427,500
   200,000 R&B Falcon Corporation.................................    2,400,000
    80,000 Schlumberger, Ltd......................................    4,025,000
   180,000 Williams Co............................................    5,175,000
                                                                   -------------
                                                                     20,393,125
                                                                   -------------

 Pharmaceuticals (12.76%)
   140,000 American Home Products Corp............................    7,332,500
   140,000 Eli Lilly & Co.........................................   10,963,750
   170,000 Mylan Laboratories.....................................    5,015,000
   100,000 Pfizer, Inc............................................   10,593,750
   160,000 Warner Lambert Co......................................   12,080,000
   130,000 Watson Pharmaceutical Inc..............................    6,597,500
                                                                   -------------
                                                                     52,582,500
                                                                   -------------

 Retail - General Merchandise (4.03%)
   200,000 Dayton Hudson Corp.....................................    7,150,000
   110,000 Kohl's Corp............................................    4,290,000
   100,000 May Department Stores Co...............................    5,150,000
                                                                   -------------
                                                                     16,590,000
                                                                   -------------

 Retail - Specialty Stores (6.35%)
   180,000 CVS Corp...............................................    7,886,250
   240,000 Home Depot, Inc........................................    9,480,000
   200,000 Walgreen Company.......................................    8,812,500
                                                                   -------------
                                                                     26,178,750
                                                                   -------------

 Semiconductors (2.48%)
    50,000 Intel Corp.............................................    4,287,500
   170,000 Xilinx, Inc............................................    5,950,000
                                                                   -------------
                                                                     10,237,500
                                                                   -------------

 Technology (3.09%)
   150,000 Motorola, Inc..........................................    6,403,125
   120,000 Texas Instruments......................................    6,330,000
                                                                   -------------
                                                                     12,733,125
                                                                   -------------



                       SEE NOTES TO FINANCIAL STATEMENTS.

VINTAGE MUTUAL FUNDS, Inc.
EQUITY FUND (CONTINUED)

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1998
                                   (UNAUDITED)

SHARES OR
PRINCIPAL                    SECURITY                                 AMORTIZED
 AMOUNT                     DESCRIPTION                                  COST
 ------                     -----------                                  ----

COMMON STOCKS (CONTINUE):
 Telecommunications-Services and Equipment (4.46%)
   190,000 Alcatel SA.............................................   $3,230,000
   150,000 Lucent Technologies....................................   10,359,374
   150,000 Northern Telecom Limited...............................    4,800,000
                                                                   -------------
                                                                     18,389,374
                                                                   -------------

           Total Common Stocks....................................  410,264,525
                                                                   -------------

MUTUAL FUNDS (0.51%):
 2,095,462 Government Assets Fund T Shares, 5.29%*................    2,095,462
                                                                   -------------


           Total Investments in Securities (100.09%)
                (Cost $311,024,589) (a)........................... $412,359,987
                                                                   -------------

           Other Assets & Liabilities (-0.09%)....................     (364,713)
                                                                   -------------

           NET ASSETS (100.0%).................................... $411,995,274
                                                                   =============


----------------
(a) At September 30, 1998, cost for federal income tax purposes differs from market value by net unrealized appreciation of securities as follows.

      Unrealized Appreciation..............$139,389,624
      Unrealized Depreciation..............($38,054,226)
                                           ------------
      Net Unrealized Appreciation..........$101,335,398
                                           ============


* Variable rate security, interest rate is as of September 30, 1998

                       SEE NOTES TO FINANCIAL STATEMENTS.

VINTAGE MUTUAL FUNDS, Inc.
AGGRESSIVE GROWTH

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1998
                                   (UNAUDITED)

SHARES OR
PRINCIPAL                    SECURITY                                 AMORTIZED
 AMOUNT                     DESCRIPTION                                  COST
 ------                     -----------                                  ----

COMMON STOCKS (97.31%):
 Advertising (1.43%)
    30,000 Omnicom Group..........................................   $1,350,000
                                                                   -------------

 Aerospace & Military Technologies (1.13%)
    23,000 Sundstrand Corp........................................    1,066,625
                                                                   -------------

 Automotive (0.80%)
    13,000 Magna Int'l*...........................................      755,625
                                                                   -------------

 Automotive Parts & Equipment (2.15%)
    20,000 Federal Mogul Corp.....................................      935,000
    25,000 Lear Corp*.............................................    1,093,750
                                                                   -------------
                                                                      2,028,750
                                                                   -------------

 Banking (6.65%)
    70,000 Bank Of New York Co., Inc..............................    1,916,250
    30,000 First Union Corp.......................................    1,535,625
    19,000 Mellon Bank Corp.......................................    1,046,188
    50,000 Norwest Corp...........................................    1,790,625
                                                                   -------------
                                                                      6,288,688
                                                                   -------------

 Beverages - Soft Drinks (1.46%)
    47,000 Pepsico, Inc...........................................    1,383,563
                                                                   -------------

 Business Services (2.26%)
    10,000 DST Systems, Inc.*.....................................      527,500
    31,250 Paychex, Inc...........................................    1,611,328
                                                                   -------------
                                                                      2,138,828
                                                                   -------------

 Chemicals (3.09%)
    32,000 Air Products & Chemicals...............................      952,000
    35,000 Monsanto Co............................................    1,973,125
                                                                   -------------
                                                                      2,925,125
                                                                   -------------

 Computer Hardware (7.22%)
    61,000 Compaq Computer Corp...................................    1,929,125
    41,250 Cisco Systems, Inc*....................................    2,549,765
     7,000 IBM....................................................      896,000
    21,000 Lexmark International Group*...........................    1,455,563
                                                                   -------------
                                                                      6,830,453
                                                                   -------------

 Computer-Software And Peripheral (4.01%)
    13,000 Keane, Inc.*...........................................      456,625
    20,000 Microsoft Corporation*.................................    2,201,250
    22,500 Network Associates Inc. *..............................      798,750
    10,000 Synopsys*..............................................      333,125
                                                                   -------------
                                                                      3,789,750
                                                                  --------------
*Represents non-income producing securities.

                       SEE NOTES TO FINANCIAL STATEMENTS.

VINTAGE MUTUAL FUNDS, Inc.
AGGRESSIVE GROWTH (CONTINUED)

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1998
                                   (UNAUDITED)

SHARES OR
PRINCIPAL                    SECURITY                                 AMORTIZED
 AMOUNT                     DESCRIPTION                                  COST
 ------                     -----------                                  ----

COMMON STOCKS (CONTINUED):
 Consumer Goods & Services (1.72%)
    20,000 Dial Corp..............................................     $412,500
    17,000 Gillette Co............................................      650,250
     8,000 Procter & Gamble Co....................................      567,500
                                                                   -------------
                                                                      1,630,250
                                                                   -------------

 Containers & Packaging (1.28%)
    27,800 Avery Dennison Corp....................................    1,214,513
                                                                   -------------

 Diversified (3.13%)
    19,000 FDX Corporation*.......................................      857,375
    60,000 Kansas City Southern ..................................    2,100,000
                                                                   -------------
                                                                      2,957,375
                                                                   -------------

 Electrical & Electronic (2.45%)
     8,000 General Electric Co....................................      636,500
    35,000 Solectron Corp*........................................    1,680,000
                                                                   -------------
                                                                      2,316,500
                                                                   -------------

 Entertainment (0.59%)
    20,000 Mattel.................................................      560,000
                                                                   -------------

 Financial Services (5.15%)
    23,000 Assoc. First Capital "A"...............................    1,500,750
    16,000 Federal Home Loan Mortgage Corp........................      791,000
    16,000 Fannie Mae.............................................    1,028,000
    39,150 MBNA Corp..............................................    1,120,669
    10,000 Morgan Stanley Dean Witter & Co........................      430,625
                                                                   -------------
                                                                      4,871,044
                                                                   -------------

Food Retail (1.72%)
    35,000 Safeway, Inc.*.........................................    1,623,125
                                                                   -------------

 Food - Wholesale Distributor (1.61%)
    36,500 U.S. Foodservice *.....................................    1,519,313
                                                                   -------------

 Health Care (1.39%)
    34,000 Lincare Holdings, Inc.*................................    1,317,500
                                                                   -------------

 Health Care Products and Services (4.67%)
    12,000 Baxter International, Inc..............................      714,000
    30,000 HCR Manor Care *.......................................      879,375
    75,000 Healthsouth Corp*......................................      792,188
    64,125 Health Management Assoc. "A"*..........................    1,170,281
    25,000 Sunrise Assisted Living, Inc.*.........................      857,812
                                                                   -------------
                                                                      4,413,656
                                                                   -------------

*Represents non-income producing securities.

                       SEE NOTES TO FINANCIAL STATEMENTS.

VINTAGE MUTUAL FUNDS, Inc.
AGGRESSIVE GROWTH (CONTINUED)

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1998
                                   (UNAUDITED)

SHARES OR
PRINCIPAL                    SECURITY                                 AMORTIZED
 AMOUNT                     DESCRIPTION                                  COST
 ------                     -----------                                  ----

COMMON STOCKS (CONTINUED):
 Home Furnishings (1.95%)
    40,000 Newell Company.........................................   $1,842,500
                                                                   -------------

 Industrial Goods & Services (1.74%)
    20,000 Fastenal Co............................................      500,000
    15,000 United Technologies Corp...............................    1,146,563
                                                                   -------------
                                                                      1,646,563
                                                                   -------------

 Insurance (2.09%)
    34,000 Allstate Corp..........................................    1,417,375
    15,000 Travelers Group, Inc...................................      562,500
                                                                   -------------
                                                                      1,979,875
                                                                   -------------

 Medical Equipment & Supplies (2.69%)
    20,000 Guidant Corp...........................................    1,485,000
    30,000 Omnicare, Inc..........................................    1,057,500
                                                                   -------------
                                                                      2,542,500
                                                                   -------------

 Newspaper & Publishing (1.31%)
    45,000 New York Times Co......................................    1,237,500
                                                                   -------------

 Oil & Gas Exploration Products & Services (3.25%)
    20,000 Ensco International, Inc...............................      216,250
    10,000 Halliburton Co.........................................      285,625
    26,000 Marine Drilling Co., Inc.*.............................      299,000
    21,000 R&B Falcon Corporation*................................      252,000
     7,000 Schlumberger, Ltd......................................      352,188
    17,000 Weatherford International*.............................      367,625
    45,300 Williams Co............................................    1,302,375
                                                                   -------------
                                                                      3,075,063
                                                                   -------------

 Pharmaceuticals (8.52%)
     8,000 Bristol-Myers Squibb Co................................      831,000
    17,000 Dura Pharmaceuticals, Inc*.............................      185,938
    30,000 Eli Lilly & Co.........................................    2,349,375
    16,000 Pfizer, Inc............................................    1,695,000
    12,000 Schering-Plough Corp...................................    1,242,750
    32,000 SmithKline Beecham.....................................    1,752,000
                                                                   -------------
                                                                      8,056,063
                                                                   -------------

 Medical Instruments (1.56%)
    20,500 Elan Corp. ADS*........................................    1,477,281
                                                                   -------------

 Printing & Publishing (1.42%)
    25,000 Gannett, Inc...........................................    1,339,063
                                                                   -------------

*Represents non-income producing securities.

                       SEE NOTES TO FINANCIAL STATEMENTS.

VINTAGE MUTUAL FUNDS, INC.
AGGRESSIVE GROWTH (CONTINUED)

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1998
                                   (UNAUDITED)

SHARES OR
PRINCIPAL                    SECURITY                                 AMORTIZED
 AMOUNT                     DESCRIPTION                                  COST
 ------                     -----------                                  ----

COMMON STOCKS (CONTINUED):
 Research And Development (1.22%)
     8,000 Centocor*..............................................     $317,000
    40,000 Gartner Group, Inc.*...................................      835,000
                                                                   -------------
                                                                      1,152,000
                                                                   -------------

 Resorts And Entertainment (1.19%)
    35,500 Carnival Cruise Lines..................................    1,129,344
                                                                   -------------

 Retail Stores/Catalog (1.10%)
    60,400 Men's Wearhouse, Inc.*.................................    1,041,900
                                                                   -------------

 Retail - General Merchandise (1.65%)
    40,000 Kohl's Corp.*..........................................    1,560,000
                                                                   -------------

 Retail - Specialty Stores (6.26%)
    42,000 CVS Corp...............................................    1,840,125
    52,000 Lowe's Cos.............................................    1,654,250
    82,500 Staples, Inc.*.........................................    2,423,438
                                                                   -------------
                                                                      5,917,813
                                                                   -------------

 Technology (2.59%)
    27,700 Computer Sciences Corp.*...............................    1,509,650
    25,000 American Power Conversion*.............................      942,188
                                                                   -------------
                                                                      2,451,838
                                                                   -------------

 Telecom Services & Equipment (1.05%)
    31,000 Northern Telecom Limited...............................      992,000
                                                                   -------------

 Telecommunications (0.52%)
    10,000 MCI Worldcom, Inc.*....................................      488,750
                                                                   -------------

 Telecommunications-Services and Equipment (1.93%)
    20,648 Lucent Technologies....................................    1,426,003
    10,000 Tellabs, Inc.*.........................................      398,125
                                                                   -------------
                                                                      1,824,128
                                                                   -------------

 Wholesale Distribution (0.24%)
    30,000 Brightpoint, Inc.*.....................................      230,620
                                                                   -------------

 Wholesale Distribution - Pharmaceuticals (1.09%)
    10,000 Cardinal Health, Inc...................................    1,032,500
                                                                   -------------

           Total Common Stocks                                       91,997,984
                                                                   -------------



*Represents non-income producing securities.

                       SEE NOTES TO FINANCIAL STATEMENTS.

VINTAGE MUTUAL FUNDS, Inc.
AGGRESSIVE GROWTH (CONTINUED)

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1998
                                   (UNAUDITED)

SHARES OR
PRINCIPAL                    SECURITY                                 AMORTIZED
 AMOUNT                     DESCRIPTION                                  COST
 ------                     -----------                                  ----

MUTUAL FUNDS (2.74%):
 2,587,174 Government Assets Fund T Shares, 5.29%*................   $2,587,174
                                                                   -------------


           Total Investments in Securities (100.04%)
                (Cost $84,398,167) (a)............................  $94,585,158
                                                                   -------------

           Other Assets & Liabilities (0.04%).....................      (39,849)
                                                                   -------------

           NET ASSETS (100.0%)....................................  $94,545,309
                                                                   =============


----------------
(a) At September 30, 1998, cost for federal income tax purposes differs from market value by net unrealized appreciation of securities as follows.

      Unrealized Appreciation...............$19,882,506
      Unrealized Depreciation................($9,695,515)
      Net Unrealized Appreciation..........$10,186,991


* Variable rate security, interest rate is as of September 30, 1998

                       SEE NOTES TO FINANCIAL STATEMENTS.

VINTAGE MUTUAL FUNDS, INC.
                      STATEMENTS OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1998
                                   (UNAUDITED)

                                                        GOVERNMENT       LIQUID         MUNICIPAL        LIMITED
                                                          ASSETS         ASSETS           ASSETS        TERM BOND           BOND
                                                           FUND           FUND             FUND            FUND             FUND
                                                      --------------  --------------  --------------  --------------  --------------
                       ASSETS:
Investments, at value................................    $89,633,947     $95,327,560     $36,849,347     $54,522,165     $18,760,663
Repurchase agreements................................     69,929,506      38,719,786           -----           -----           -----
                                                      --------------  --------------  --------------  --------------  --------------
    Total Investments (Cost $159,563,453;
    $134,047,346; $36,849,347; $53,348,272; $18,154,765) 159,563,453     134,047,346      36,849,347      54,522,165      18,760,663

Cash.................................................          -----           -----          82,471           -----           -----
Interest and dividends receivable....................         10,145       1,155,946         323,033         624,568         266,601
Receivable for capital shares issued.................          -----         -------         -------          18,033          53,442
Prepaid expenses and other assets....................          -----          23,190          22,903          16,753           1,972
                                                      --------------  --------------  --------------  --------------  --------------
    Total Assets.....................................    159,573,598     135,226,482      37,277,754      55,181,519      19,082,678
                                                      --------------  --------------  --------------  --------------  --------------
                    LIABILITIES:
Dividends payable....................................        581,512         494,804          93,977         221,354          84,240
Payable to brokers for investments purchased.........        -------           -----           -----       1,049,190           -----
Accrued expenses and other payables:
    Investment advisory fees.........................         42,402          38,852          11,684          26,409           8,548
    Administration fees..............................         25,442          23,312           3,672          11,444           4,041
    Accounting fees..................................          3,634           3,330           1,004           1,320             907
    Distribution fees................................          -----          83,213           1,860           -----           -----
    Servicing fees...................................          -----          62,605          10,161           -----           -----
    Other............................................         14,859           -----           -----          24,107           1,638
                                                      --------------  --------------  --------------  --------------  --------------
         Total Liabilities...........................        667,849         706,116         122,358       1,333,824          99,374

                                                      --------------  --------------  --------------  --------------  --------------
         Net Assets..................................   $158,905,749    $134,520,366     $37,155,396     $53,847,695     $18,983,304
                                                      ==============  ==============  ==============  ==============  ==============



VINTAGE MUTUAL FUNDS, INC.
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               SEPTEMBER 30, 1998
                                   (UNAUDITED)

                                                        GOVERNMENT         LIQUID         MUNICIPAL          LIMITED
                                                          ASSETS           ASSETS           ASSETS          TERM BOND           BOND
                                                           FUND             FUND             FUND              FUND             FUND
                                                      --------------  --------------  --------------  --------------  --------------
                     NET ASSETS:
Paid-in capital......................................   $158,906,670    $134,520,366     $37,155,396     $53,030,109     $18,338,444
Undistributed (distributions in excess of)
  net investment income..............................         15,446           -----           -----        (156,105)          1,537
Net unrealized appreciation on investments...........          -----           -----           -----       1,173,893         605,898
Accumulated net realized gains (losses)
  on investment transactions.........................        (16,367)          -----           -----        (200,202)         37,425
                                                      --------------  --------------  --------------  --------------  --------------
    Net Assets.......................................   $158,905,749    $134,520,366     $37,155,396     $53,847,695     $18,983,304
                                                      ==============  ==============  ==============  ==============  ==============
Outstanding units of beneficial interest (shares)....                                      5,294,043       1,875,361
                                                                                      ==============  ==============
Net asset value--offering and redemption price per share                                      $10.17          $10.12
                                                                                      ==============  ==============

S Shares
Net assets applicable to S Shares outstanding........                    $80,030,859      $7,155,923
                                                                      ==============  ==============
Shares outstanding, $.001 par value*.................                     80,030,859       7,155,923
                                                                      ==============  ==============
Net asset value--offering and redemption price per share                       $1.00           $1.00
                                                                      ==============  ==============

S2 Shares
Net assets applicable to S2 Shares outstanding.......                    $10,603,198
                                                                      ==============
Shares outstanding, $.001 par value*.................                     10,603,198
                                                                      ==============
Net asset value--offering and redemption price per share                       $1.00
                                                                      ==============

T Shares
Net assets applicable to T Shares outstanding........   $158,905,749     $29,457,478     $13,382,638
                                                      ==============  ==============  ==============
Shares outstanding, $.001 par value*.................    158,922,240      29,457,478      13,382,638
                                                      ==============  ==============  ==============
Net asset value--offering and redemption price per share       $1.00           $1.00           $1.00
                                                      ==============  ==============  ==============

I Shares
Net assets applicable to I Shares outstanding........                    $14,428,830     $16,616,835
                                                                      ==============  ==============
Shares outstanding, $.001 par value*.................                     14,428,830      16,616,836
                                                                      ==============  ==============
Net asset value--offering and redemption price per share                       $1.00           $1.00
                                                                      ==============  ==============



VINTAGE MUTUAL FUNDS, Inc.
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               SEPTEMBER 30, 1998
                                   (UNAUDITED)

                                                                        MUNICIPAL                                       AGGRESSIVE
                                                          INCOME           BOND          BALANCED         EQUITY          GROWTH
                                                           FUND            FUND            FUND            FUND            FUND
                                                      --------------  --------------  --------------  --------------  --------------
                    ASSETS:
Investments, at value................................    $94,970,516     $51,471,073     $59,925,588    $412,359,987    $94,585,158
                                                      --------------  --------------  --------------  --------------  --------------
    Total Investments (Cost $91,418,940; $49,285,330;
    $52,603,997; $311,024,589; $84,398,167)..........     94,970,516      51,471,073      59,925,588     412,359,987     94,585,158

Interest and dividends receivable....................      1,205,311         718,687         326,278         341,537         52,435
Receivable from brokers for investments sold.........          -----           -----           -----       1,130,012          -----
Receivable for capital shares issued.................          -----          29,768          89,291         200,411         38,938
Prepaid expenses and other assets....................          -----           -----           -----           6,210          -----
                                                      --------------  --------------  --------------  --------------  --------------
    Total Assets.....................................     96,175,827      52,219,528      60,341,157     414,038,157     94,676,531
                                                      --------------  --------------  --------------  --------------  --------------
                  LIABILITIES:
Dividends payable....................................        431,694         155,925         280,056           -----          -----
Payable to brokers for investments purchased.........          -----           -----           -----       1,545,432          -----
Payable for capital shares redeemed..................          -----           -----           5,000           5,000          -----
Accrued expenses and other payables:
    Investment advisory fees.........................         46,949          25,141          37,540         260,374         74,880
    Administration fees..............................         20,344          10,894          13,014          90,264         20,493
    Accounting fees..................................          2,347           1,257           1,502          10,415          2,365
    Servicing fees...................................          -----           -----           -----          37,981          -----
    Other............................................          9,439          20,695          27,692          93,417         33,484
                                                      --------------  --------------  --------------  --------------  --------------
         Total Liabilities...........................        510,773         213,912         364,804       2,042,883        131,220
                                                      --------------  --------------  --------------  --------------  --------------

         Net Assets..................................    $95,665,054     $52,005,616     $59,976,353    $411,995,274    $94,545,309
                                                      ==============  ==============  ==============  ==============  ==============




VINTAGE MUTUAL FUNDS, Inc.
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               SEPTEMBER 30, 1998
                                   (UNAUDITED)

                                                                        MUNICIPAL                                       AGGRESSIVE
                                                          INCOME           BOND          BALANCED         EQUITY          GROWTH
                                                           FUND            FUND            FUND            FUND            FUND
                                                      --------------  --------------  --------------  --------------  --------------
                  NET ASSETS:
Paid-in capital......................................    $94,468,108     $49,749,591     $49,487,463    $267,243,826    $78,972,000
Undistributed (distributions in excess of)
  net investment income..............................       (254,826)              8             319        (164,654)      (361,473)
Net unrealized appreciation on investments...........      3,551,575       2,185,743       7,321,590     101,335,398     10,186,990
Accumulated net realized gains (losses)
  on investment transactions.........................     (2,099,803)         70,274       3,166,981      43,580,704      5,747,792
                                                      ==============  ==============  ==============  ==============   =============
    Net Assets.......................................    $95,665,054     $52,005,616     $59,976,353    $411,995,274    $94,545,309
                                                      ==============  ==============  ==============  ==============   =============
Outstanding units of beneficial interest (shares)....      9,283,573       4,823,553       4,226,225                      6,389,361
                                                      ==============  ==============  ==============                   =============
Net asset value--offering and redemption price per share      $10.30          $10.78          $14.19                         $14.80
                                                      ==============  ==============  ==============                   =============

S Shares
Net assets applicable to S Shares outstanding....................                                       $180,279,096
                                                                                                      ==============
Shares outstanding, $.001 par value*................................                                       9,844,059
                                                                                                      ==============
Net asset value--offering and redemption price per share                                                      $18.31
                                                                                                      ==============

T Shares
Net assets applicable to T Shares outstanding......................                                     $231,716,178
                                                                                                      ==============
Shares outstanding, $.001 par value*..................................                                    12,629,266
                                                                                                      ==============
Net asset value--offering and redemption price per share                                                      $18.35
                                                                                                      ==============

VINTAGE MUTUAL FUNDS, INC.
                            STATEMENTS OF OPERATIONS
                   FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1998
                                   (UNAUDITED)




                                                           GOVERNMENT    LIQUID     MUNICIPAL    LIMITED      BOND
                                                             ASSETS      ASSETS      ASSETS     TERM BOND     FUND
                                                              FUND        FUND        FUND         FUND
                                                           ----------  ----------  ----------  ----------  ----------
INVESTMENT INCOME:
Interest income..........................................  $3,739,333  $3,357,387    $720,290  $1,514,273    $508,309
Dividend income..........................................       -----       -----       -----       -----       -----
                                                           ----------  ----------  ----------  ----------  ----------
Total Income                                                3,739,333   3,357,387     720,290   1,514,273     508,309
                                                           ----------  ----------  ----------  ----------  ----------

EXPENSES:  (Note 4)
Investment advisory fees.................................     270,346     206,646      67,094     151,131      44,311
Administration fees......................................     141,932      70,260      22,310      65,490      20,947
Distribution and adminstrative service fees..............       -----       -----       -----     125,980      40,291
Distribution and adminstrative service fees S Shares.....       -----     283,799      16,895       -----       -----
Distribution and adminstrative service fees S2 Shares....       -----      19,509       -----       -----       -----
Distribution and adminstrative service fees T Shares.....     336,096      28,214      14,638       -----       -----
Custody fees.............................................       6,448      41,004      18,467       2,801       5,061
Accounting fees..........................................      20,276      17,713       5,751       6,709       2,417
Legal fees...............................................       2,021       3,614         784         917         202
Audit fees...............................................      13,408      10,609       4,901       4,863         774
Director's fees..........................................       5,924       3,857       1,626       2,438         468
Transfer Agent fees......................................      37,324      21,003      11,124      19,356       3,924
Registration and filing fees.............................       7,437       4,766       2,513       9,299       2,088
Printing fees............................................       6,499       3,530       1,577       2,539         221
Other fees...............................................       6,231       5,253       3,809       6,324       2,413

                                                           ----------  ----------  ----------  ----------  ----------
Total Expenses                                                853,942     719,777     171,489     397,847     123,117
Less:  Expenses voluntarily reduced/waived...............    (348,013)    (53,027)    (16,440)   (125,980)    (40,291)
                                                           ----------  ----------  ----------  ----------  ----------
Net Expenses.............................................     505,929     666,750     155,049     271,867      82,826
                                                           ----------  ----------  ----------  ----------  ----------
Net Investment Income (Loss).............................   3,233,404   2,690,637     565,241   1,242,406     425,483
                                                           ----------  ----------  ----------  ----------  ----------

REALIZED/UNREALIZED GAINS (LOSSES) FROM
INVESTMENTS:
Net realized gains (losses) from
  investment transactions................................       -----       -----       -----       9,532       5,875
Net change in unrealized appreciation
  (depreciation) from investments........................       -----       -----       -----     898,950     430,737
                                                           ----------  ----------  ----------  ----------  ----------
Net realized and unrealized gains
  (losses) from investments..............................       -----       -----       -----     908,482     436,612
                                                           ----------  ----------  ----------  ----------  ----------
Change in net assets resulting from operations...........  $3,233,404  $2,690,637    $565,241  $2,150,888    $862,095
                                                           ==========  ==========  ==========  ==========  ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

VINTAGE MUTUAL FUNDS, Inc.
                      STATEMENTS OF OPERATIONS (CONTINUED)
                   FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1998
                                   (UNAUDITED)




                                                             Income    Municipal                                 Aggressive
                                                              Fund       Bond       Balanced       Equity          Growth
                                                                         Fund         Fund          Fund            Fund
                                                           ----------  ----------  -----------   ------------   ------------
INVESTMENT INCOME:
Interest income..........................................  $3,016,508  $1,197,778     $761,879        $91,663        $56,057
Dividend income..........................................       -----       -----      181,975      2,521,343        323,985
                                                           ----------  ----------  -----------   ------------   ------------
Total Income                                                3,016,508   1,197,778      943,854      2,613,006        380,042
                                                           ----------  ----------  -----------   ------------   ------------

EXPENSES:  (Note 4)
Investment advisory fees.................................     276,919     150,826      234,777      1,772,385        492,718
Administration fees......................................     120,535      65,358       82,057        614,429        134,849
Distribution and adminstrative service fees..............     231,827     125,695      157,801        590,795        259,320
Distribution and adminstrative service fees S Shares.....       -----       -----        -----        254,926          -----
Distribution and adminstrative service fees T Shares.....       -----       -----        -----        339,541          -----
Custody fees.............................................       3,542       2,493        4,521         15,220          4,748
Accounting fees..........................................      13,907       6,437        8,509         70,387         14,620
Legal fees...............................................       1,406         907        1,276          8,055          2,026
Audit fees...............................................       8,880       5,260        7,574         47,189         11,740
Director's fees..........................................       3,951       2,479        3,463         21,693          5,436
Transfer Agent fees......................................      15,384      16,024       40,166        111,792         50,120
Registration and filing fees.............................       7,954       8,400       10,388         21,664         10,519
Printing fees............................................       4,452       2,673        3,422         22,747          5,593
Other fees...............................................      10,213       6,686        8,918         29,383          9,146

                                                           ----------  ----------  -----------   ------------   ------------
Total Expenses                                                698,970     393,238      562,872      3,920,206      1,000,835
Less:  Expenses voluntarily reduced/waived...............    (231,827)   (125,695)    (157,801)      (930,336)      (259,320)
                                                           ----------  ----------  ----------    ------------   ------------
Net Expenses.............................................     467,143     267,543      405,071      2,989,870        741,515
                                                           ----------  ----------  -----------   ------------   ------------
Net Investment Income (Loss).............................   2,549,365     930,235      538,783       (376,864)      (361,473)
                                                           ----------  ----------  -----------   ------------   ------------

REALIZED/UNREALIZED GAINS (LOSSES) FROM
INVESTMENTS:
Net realized gains (losses) from
   investment transactions...............................     332,436      70,274    1,575,944     32,875,324      4,203,070
Net change in unrealized appreciation (depreciation)
   from investments......................................   2,161,319     780,639   (5,353,106)   (92,617,113)   (17,586,455)
                                                           ----------  ----------  -----------   ------------   ------------
Net realized and unrealized gains
   (losses) from investments.............................   2,493,755     850,913   (3,777,162)   (59,741,789)   (13,383,385)
                                                           ----------  ----------  -----------   ------------   ------------
Change in net assets resulting from operations...........  $5,043,120  $1,781,148  ($3,238,379)  ($60,118,653)  ($13,744,858)
                                                           ==========  ==========  ===========   ============   ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

VINTAGE MUTUAL FUNDS, Inc.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                   GOVERNMENT ASSETS FUND                       LIQUID ASSETS FUND
                                           ---------------------------------------  ---------------------------------------
                                              SIX MONTHS               YEAR            SIX MONTHS                PERIOD
                                                 ENDED                 ENDED              ENDED                  ENDED
                                            SEPTEMBER 30, 1998     MARCH 31, 1998    SEPTEMBER 30, 1998     MARCH 31, 1998
                                           --------------------  -----------------  --------------------  -----------------
OPERATIONS:
Net investment income....................           $3,233,404         $7,354,496            $2,690,637         $3,193,749
Net realized gains from investment
   transactions..........................               ------             ------                ------             ------
Net change in unrealized appreciation
   from investments......................               ------             ------                ------             ------
                                           --------------------  -----------------  --------------------  -----------------
Change in net assets resulting from
   operations............................            3,233,404          7,354,496             2,690,637          3,193,749
                                           --------------------  -----------------  --------------------  -----------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
   S Shares..............................               ------             ------            (1,658,092)        (2,109,726)
   S2 Shares.............................               ------             ------              (180,385)           (87,386)
   T Shares..............................           (3,230,361)        (7,258,184)             (549,606)          (800,589)
   I Shares..............................               ------             ------              (302,554)          (196,048)
                                           --------------------  -----------------  --------------------  -----------------
 Change in net assets from shareholder
   distributions.........................           (3,230,361)        (7,258,184)           (2,690,637)        (3,193,749)
                                           --------------------  -----------------  --------------------  -----------------

CAPITAL SHARE TRANSACTIONS:
ISSUED:
   S Shares..............................               ------             ------           253,687,472        385,529,798
   S2 Shares.............................               ------             ------            72,613,135         20,606,810
   T Shares..............................          270,290,381        556,870,585            84,054,990        159,478,295
   I Shares..............................               ------             ------            26,850,441         22,152,126
REINVESTMENTS:
   S Shares..............................               ------             ------                12,339                436
   S2 Shares.............................               ------             ------                 -----              -----
   T Shares..............................              783,248          1,626,697                68,276              2,153
   I Shares..............................               ------             ------                48,330             10,464
REDEMPTIONS:
   S Shares..............................               ------             ------          (243,183,328)      (376,678,219)
   S2 Shares.............................               ------             ------           (67,463,354)       (16,926,224)
   T Shares..............................         (267,300,432)      (562,162,290)          (70,813,204)      (161,192,225)
   I Shares..............................               ------             ------           (26,198,799)       (10,790,034)
                                           --------------------  -----------------  --------------------  -----------------
Change in net assets from
   capital transactions                              3,773,197         (3,665,008)           29,676,298         22,193,380
                                           --------------------  -----------------  --------------------  -----------------
Change in net assets.....................            3,776,240         (3,568,696)           29,676,298         22,193,380
NET ASSETS:
   Beginning of period...................          155,129,509        158,698,205           104,844,068         82,650,688
                                           --------------------  -----------------  --------------------  -----------------
   End of period.........................         $158,905,749       $155,129,509          $134,520,366       $104,844,068
                                           ====================  =================  ==================    =================

                       SEE NOTES TO FINANCIAL STATEMENTS.

VINTAGE MUTUAL FUNDS, Inc.


                                                   GOVERNMENT ASSETS FUND                       LIQUID ASSETS FUND
                                           ---------------------------------------  ---------------------------------------
                                              SIX MONTHS               YEAR            SIX MONTHS                PERIOD
                                                 ENDED                 ENDED              ENDED                  ENDED
                                            SEPTEMBER 30, 1998     MARCH 31, 1998    SEPTEMBER 30, 1998     MARCH 31, 1998
                                           --------------------  -----------------  --------------------  -----------------
SHARE TRANSACTIONS:
ISSUED:
   S Shares..............................               ------             ------           253,687,472        385,529,798
   S2 Shares.............................               ------             ------            72,613,135         20,606,810
   T Shares..............................          270,290,381        556,870,585            84,054,990        159,478,295
   I Shares..............................               ------             ------            26,850,441         22,152,126
REINVESTMENTS:
   S Shares..............................               ------             ------                12,339                436
   S2 Shares.............................               ------             ------                 -----              -----
   T Shares..............................              783,248          1,626,697                68,276              2,153
   I Shares..............................               ------             ------                48,330             10,464
REDEMPTIONS:
   S Shares..............................               ------             ------          (243,183,328)      (376,678,219)
   S2 Shares.............................               ------             ------           (67,463,354)       (16,926,224)
   T Shares..............................         (267,300,432)      (562,162,290)          (70,813,204)      (161,192,225)
   I Shares..............................               ------             ------           (26,198,799)       (10,790,034)
                                           --------------------  -----------------  --------------------  -----------------
Change in shares                                     3,773,197         (3,665,008)           29,676,298         22,193,380
                                           ====================  =================    ==================  =================

                       SEE NOTES TO FINANCIAL STATEMENTS.

VINTAGE MUTUAL FUNDS, Inc.


                                                    MUNICIPAL ASSETS FUND                   LIMITED TERM BOND FUND
                                           ---------------------------------------  ---------------------------------------
                                              SIX MONTHS               YEAR            SIX MONTHS                PERIOD
                                                 ENDED                 ENDED              ENDED                  ENDED
                                            SEPTEMBER 30, 1998     MARCH 31, 1998    SEPTEMBER 30, 1998     MARCH 31, 1998
                                           --------------------  -----------------  --------------------  -----------------
OPERATIONS:
Net investment income....................             $565,241           $755,733            $1,242,406         $1,858,371
Net realized gains from investment
   transactions..........................               ------             ------                 9,532            366,075
Net change in unrealized appreciation
   (depreciation) from investments.......               ------             ------               898,950          1,062,800
                                           --------------------  -----------------  --------------------  -----------------
Change in net assets resulting from
   operations............................              565,241            755,733             2,150,888          3,287,246
                                           --------------------  -----------------  --------------------  -----------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
   Capital Shares........................               ------             ------            (1,236,705)        (2,051,808)*
   S Shares..............................              (89,958)          (121,938)               ------             ------
   T Shares..............................             (170,516)          (547,759)               ------             ------
   I Shares..............................             (304,767)           (86,036)               ------             ------
                                           --------------------  -----------------  --------------------  -----------------
Change in net assets from shareholder
   Distributions.........................             (565,241)          (755,733)           (1,236,705)        (2,051,808)
                                           --------------------  -----------------  --------------------  -----------------

CAPITAL SHARE TRANSACTIONS:
ISSUED:
   Capital Shares........................               ------             ------            22,182,222          9,490,890
   S Shares..............................           20,291,402         21,891,470                ------             ------
   T Shares..............................           24,993,784         70,995,535                ------             ------
   I Shares..............................           26,429,588         26,681,323                ------             ------
REINVESTMENTS:
   Capital Shares........................               ------             ------             1,060,933          1,509,814
   S Shares..............................               ------             ------                ------             ------
   T Shares..............................                  818                 13                ------             ------
   I Shares..............................                5,018              1,122                ------             ------
REDEMPTIONS:
   Capital Shares........................               ------             ------            (8,086,292)       (13,294,302)
   S Shares..............................          (20,237,069)       (19,453,574)               ------             ------
   T Shares..............................          (23,616,537)       (84,027,361)               ------             ------
   I Shares..............................          (29,828,022)        (6,679,405)               ------             ------
                                           --------------------  -----------------  --------------------  -----------------
Change in net assets from
   capital transactions..................           (1,961,018)         9,409,123            15,156,863         (2,293,598)
                                           --------------------  -----------------  --------------------  -----------------
Change in net assets.....................           (1,961,018)         9,409,123            16,071,046         (1,058,160)
NET ASSETS:
   Beginning of period...................           39,116,414         29,707,291            37,776,649         38,834,809
                                           --------------------  -----------------  --------------------  -----------------
   End of period.........................          $37,155,396        $39,116,414           $53,847,695        $37,776,649
                                           ====================  =================  ====================  =================


* INCLUDES $161,806 OF DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME FOR THE LIMITED TERM BOND FUND FOR THE YEAR ENDED MARCH 31, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

VINTAGE MUTUAL FUNDS, Inc.


                                                    MUNICIPAL ASSETS FUND                   LIMITED TERM BOND FUND
                                           ---------------------------------------  ---------------------------------------
                                              SIX MONTHS               YEAR            SIX MONTHS                PERIOD
                                                 ENDED                 ENDED              ENDED                  ENDED
                                            SEPTEMBER 30, 1998     MARCH 31, 1998    SEPTEMBER 30, 1998     MARCH 31, 1998
                                           --------------------  -----------------  --------------------  -----------------
SHARE TRANSACTIONS:
ISSUED:
   Capital Shares........................               ------             ------             2,210,147          1,000,073
   S Shares..............................           20,291,402         21,891,470                ------             ------
   T Shares..............................           24,993,784         70,995,535                ------             ------
   I Shares..............................           26,429,588         26,681,323                ------             ------
REINVESTMENTS:
   Capital Shares........................               ------             ------               105,898            104,463
   S Shares..............................               ------             ------                ------             ------
   T Shares..............................                  818                 13                ------             ------
   I Shares..............................                5,018              1,122                ------             ------
REDEMPTIONS:
   Capital Shares........................               ------             ------              (804,367)        (1,331,742)
   S Shares..............................          (20,237,069)       (19,453,574)               ------             ------
   T Shares..............................          (23,616,537)       (84,027,361)               ------             ------
   I Shares..............................          (29,828,022)        (6,679,405)               ------             ------
                                           --------------------  -----------------  --------------------  -----------------
Change in shares                                    (1,961,018)         9,409,123             1,511,678           (227,206)
                                           ====================  =================  ====================  =================

                       SEE NOTES TO FINANCIAL STATEMENTS.

VINTAGE MUTUAL FUNDS, Inc.


                                                          BOND FUND                              INCOME FUND
                                           ---------------------------------------  ---------------------------------------
                                              SIX MONTHS               YEAR            SIX MONTHS                PERIOD
                                                 ENDED                 ENDED              ENDED                  ENDED
                                            SEPTEMBER 30, 1998     MARCH 31, 1998    SEPTEMBER 30, 1998     MARCH 31, 1998
                                           --------------------  -----------------  --------------------  -----------------
OPERATIONS:
Net investment income....................             $425,483           $451,712            $2,549,365         $5,015,283
Net realized gains from investment
   transactions..........................                5,875            121,574               332,436            302,739
Net change in unrealized appreciation
   (depreciation) from investments.......              430,737            114,558             2,161,319          3,443,587
                                           --------------------  -----------------  --------------------  -----------------
Change in net assets resulting from
   operations............................              862,095            687,844             5,043,120          8,761,609
                                           --------------------  -----------------  --------------------  -----------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
   Capital Shares........................             (431,441)          (122,963)           (2,548,140)        (5,457,783)*
   Select................................               ------           (187,461)               ------             ------
   Institutional.........................               ------           (201,889)               ------             ------
From net realized gains
   Capital Shares........................               ------             ------                ------             ------
   Select................................               ------            (50,069)               ------             ------
   Institutional.........................               ------            (38,735)               ------             ------
                                           --------------------  -----------------  --------------------  -----------------
Change in net assets from shareholder
   Distributions.........................             (431,441)          (601,117)           (2,548,140)        (5,457,783)
                                           --------------------  -----------------  --------------------  -----------------

CAPITAL SHARE TRANSACTIONS:
ISSUED:
   Capital Shares........................           12,972,645             ------            12,209,655         30,479,946
   Select................................               ------            652,405                ------             ------
   Institutional.........................               ------            429,371                ------             ------
FUND REORGANIZATIONS:
   Capital Shares........................               ------         15,517,298                ------             ------
   Select................................               ------         (3,115,585)               ------             ------
   Institutional.........................               ------         (1,970,210)               ------             ------
REINVESTMENTS:
   Capital Shares........................              301,106             ------               356,703            635,925
   Select................................               ------            217,433                ------             ------
   Institutional.........................               ------            223,835                ------             ------
REDEMPTIONS:
   Capital Shares........................           (1,934,297)            ------           (24,000,378)       (21,846,804)
   Select................................               ------         (9,246,996)               ------             ------
   Institutional.........................               ------         (3,141,350)               ------             ------
                                           --------------------  -----------------  --------------------  -----------------
Change in net assets from
   capital transactions..................           11,339,454           (433,799)          (11,434,020)         9,269,067
                                           --------------------  -----------------  --------------------  -----------------
Change in net assets.....................           11,770,108           (347,072)           (8,939,040)        12,572,893

NET ASSETS:
Beginning of period......................            7,213,196          7,560,268           104,604,094         92,031,201
                                           --------------------  -----------------  --------------------  -----------------
End of period............................          $18,983,304         $7,213,196           $95,665,054       $104,604,094
                                           ====================  =================  ====================  =================


* Includes $256,051 of distributions in excess of net investment income for the Income Fund for the year ended March 31, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

VINTAGE MUTUAL FUNDS, Inc.


                                                          BOND FUND                              INCOME FUND
                                           ---------------------------------------  ---------------------------------------
                                              SIX MONTHS               YEAR            SIX MONTHS                PERIOD
                                                 ENDED                 ENDED              ENDED                  ENDED
                                            SEPTEMBER 30, 1998     MARCH 31, 1998    SEPTEMBER 30, 1998     MARCH 31, 1998
                                           --------------------  -----------------  --------------------  -----------------
SHARE TRANSACTIONS:
ISSUED:
   Capital Shares........................            1,307,215             ------             1,206,963          3,066,800
   Select................................               ------             63,707                                   ------
   Institutional.........................               ------             42,851                                   ------
FUND REORGANIZATIONS:
   Capital Shares........................               ------          1,548,820                                   ------
   Select................................               ------           (310,918)                                  ------
   Institutional.........................               ------           (196,834)                                  ------
REINVESTMENTS:
   Capital Shares........................               30,357             ------                35,418             58,323
   Select................................               ------             21,694                                   ------
   Institutional.........................               ------             22,330                                   ------
REDEMPTIONS:
   Capital Shares........................             (193,854)            ------            (2,381,005)        (2,192,247)
   Select................................               ------           (917,504)                                  ------
   Institutional.........................               ------           (312,140)                                  ------
                                           --------------------  -----------------  --------------------  -----------------
Change in shares.........................            1,143,718            (37,994)           (1,138,624)           932,876
                                           ====================  =================  ====================  =================


                       SEE NOTES TO FINANCIAL STATEMENTS.

VINTAGE MUTUAL FUNDS, INC.

                             STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                      MUNICIPAL BOND FUND                        BALANCED FUND
                                           ---------------------------------------  ---------------------------------------
                                              SIX MONTHS               YEAR            SIX MONTHS                PERIOD
                                                 ENDED                 ENDED              ENDED                  ENDED
                                            SEPTEMBER 30, 1998     MARCH 31, 1998    SEPTEMBER 30, 1998     MARCH 31, 1998
                                           --------------------  -----------------  --------------------  -----------------
OPERATIONS:
Net investment income....................             $930,235         $1,762,250              $538,783           $712,919
Net realized gains from investment
   transactions..........................               70,274            207,244             1,575,944          2,643,723
Net change in unrealized appreciation
   (depreciation) from investments.......              780,639          1,583,747            (5,353,106)         9,189,161
Change in net assets resulting from
   operations............................            1,781,148          3,553,241            (3,238,379)        12,545,803
                                           --------------------  -----------------  --------------------  -----------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income...............             (929,963)        (1,789,100)             (532,868)          (712,919)
From net realized gains..................               ------            (62,080)                              (1,216,595)
                                           --------------------  -----------------  --------------------  -----------------
Change in net assets from shareholder
   Distributions.........................             (929,963)        (1,851,180)             (532,868)        (1,929,514)
                                           --------------------  -----------------  --------------------  -----------------

CAPITAL SHARE TRANSACTIONS:
   ISSUED:                                           6,891,011         10,850,108            11,971,528         27,268,652
   FUND REORGANIZATIONS:                                ------             ------                ------         12,170,101
   REINVESTMENTS:                                      140,377            259,480               433,502          1,617,767
   REDEMPTIONS:                                     (4,158,621)        (9,693,892)          (12,060,269)       (20,282,085)
                                           --------------------  -----------------  --------------------  -----------------
Change in net assets from
   capital transactions                              2,872,767          1,415,696               344,761         20,774,435
                                           --------------------  -----------------  --------------------  -----------------
Change in net assets.....................            3,723,952          3,117,757            (3,426,486)        31,390,724

NET ASSETS:
Beginning of period......................           48,281,664         45,163,907            63,402,839         32,012,115
                                           --------------------  -----------------  --------------------  -----------------
End of period............................          $52,005,616        $48,281,664           $59,976,353        $63,402,839
                                           ====================  =================  ====================  =================

SHARE TRANSACTIONS:
   ISSUED:                                             648,746          1,036,577               789,763          1,997,554
   FUND REORGANIZATIONS:                                ------             ------                ------            838,161
   REINVESTMENTS:                                       11,993             24,716                28,462             73,494
   REDEMPTIONS:                                       (390,445)          (927,518)             (803,506)        (1,428,642)
                                           --------------------  -----------------  --------------------  -----------------
Change in shares.........................              270,294            133,775                14,719          1,480,567
                                           ====================  =================  ====================  =================

                       SEE NOTES TO FINANCIAL STATEMENTS.

VINTAGE MUTUAL FUNDS, Inc.


                                                          EQUITY FUND                        AGGRESSIVE GROWTH FUND
                                           ---------------------------------------  ---------------------------------------
                                              SIX MONTHS               YEAR            SIX MONTHS                PERIOD
                                                 ENDED                 ENDED              ENDED                  ENDED
                                            SEPTEMBER 30, 1998     MARCH 31, 1998    SEPTEMBER 30, 1998     MARCH 31, 1998
                                           --------------------  -----------------  --------------------  -----------------
OPERATIONS:
Net investment income (loss).............            ($376,864)            $9,451             ($361,473)         ($562,852)
Net realized gains from investment
   transactions..........................           32,875,324         50,328,151             4,203,070          3,108,596
Net change in unrealized appreciation
   (depreciation) from investments.......          (92,617,113)        94,425,784           (17,586,455)        24,936,662
                                           --------------------  -----------------  --------------------  -----------------
Change in net assets resulting from
  operations.............................          (60,118,653)       144,763,386           (13,744,858)        27,482,406
                                           --------------------  -----------------  --------------------  -----------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
   Capital Shares........................               ------             ------                ------                (19)
   S Shares..............................               ------           (219,004)               ------             ------
   T Shares..............................               ------             ------                ------             ------
From net realized gains
   Capital Shares........................               ------             ------                ------         (2,433,893)
   S Shares..............................               ------        (52,295,174)               ------             ------
   T Shares..............................               ------             ------                ------             ------
                                           --------------------  -----------------  --------------------  -----------------
Change in net assets from shareholder
  Distributions..........................                    0        (52,514,178)                    0         (2,433,912)
                                           --------------------  -----------------  --------------------  -----------------

CAPITAL SHARE TRANSACTIONS:
ISSUED:
   Capital Shares........................               ------        347,358,499            16,748,811         45,786,945
   S Shares..............................           37,590,140         13,371,077                ------             ------
   T Shares..............................           26,380,898          7,570,830                ------             ------
FUND REORGANIZATIONS:
   Capital Shares........................               ------       (413,656,502)               ------             ------
   S Shares..............................               ------        187,465,229                ------             ------
   T Shares..............................               ------        257,760,576                ------             ------
REINVESTMENTS:
   Capital Shares........................               ------         31,756,386                ------          1,133,752
   S Shares..............................               ------             ------                ------             ------
   T Shares..............................               ------             ------                ------             ------
REDEMPTIONS:
   Capital Shares........................               ------       (338,861,274)           (9,835,906)       (20,005,297)
   S Shares..............................          (27,034,796)       (13,034,174)               ------             ------
   T Shares..............................          (36,839,981)        (9,631,207)               ------             ------
                                           --------------------  -----------------  --------------------  -----------------
Change in net assets from
   capital transactions                                 96,261         70,099,440             6,912,905         26,915,400
                                           --------------------  -----------------  --------------------  -----------------
Change in net assets.....................          (60,022,392)       162,348,648            (6,831,953)        51,963,894

NET ASSETS:
Beginning of period......................          472,017,666        309,669,018           101,377,262         49,413,368
                                           --------------------  -----------------  --------------------  -----------------
End of period............................         $411,995,274       $472,017,666           $94,545,309       $101,377,262
                                           ====================  =================  ====================  =================

                       SEE NOTES TO FINANCIAL STATEMENTS.

VINTAGE MUTUAL FUNDS, INC.

                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                          EQUITY FUND                        AGGRESSIVE GROWTH FUND
                                           ---------------------------------------  ---------------------------------------
                                              SIX MONTHS               YEAR            SIX MONTHS                PERIOD
                                                 ENDED                 ENDED              ENDED                  ENDED
                                            SEPTEMBER 30, 1998     MARCH 31, 1998    SEPTEMBER 30, 1998     MARCH 31, 1998
                                           --------------------  -----------------  --------------------  -----------------
SHARE TRANSACTIONS:
ISSUED:
   Capital Shares........................               ------         17,757,680             1,011,340          3,076,295
   S Shares..............................            1,817,449            367,993                ------             ------
   T Shares..............................            1,316,963            285,915                ------             ------
FUND REORGANIZATIONS:
   Capital Shares........................               ------        (20,966,465)               ------             ------
   S Shares..............................               ------          9,484,771                ------             ------
   T Shares..............................               ------         13,078,523                ------             ------
REINVESTMENTS:
   Capital Shares........................               ------          1,696,325                ------             72,986
   S Shares..............................               ------             ------                ------             ------
   T Shares..............................               ------             ------                ------             ------
REDEMPTIONS:
   Capital Shares........................               ------        (17,162,795)             (590,046)        (1,334,457)
   S Shares..............................           (1,325,119)          (505,224)               ------             ------
   T Shares..............................           (1,762,032)          (290,103)               ------             ------
                                           --------------------  -----------------  --------------------  -----------------
Change in shares.........................               47,261          3,746,620               421,294          1,814,824
                                           ====================  =================  ====================  =================

SEE NOTES TO FINANCIAL STATEMENTS.

VINTAGE MUTUAL FUNDS, Inc.

                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1998

1. ORGANIZATION:
----------------

IMG Mutual Funds, Inc. was incorporated on November 16, 1994 and capitalized on May 1, 1995. IMG Mutual Funds, Inc. was renamed Vintage Mutual Funds, Inc., (the "Fund"), in February 1998. The Fund is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as a diversified open-end management investment company issuing its shares in ten series, each series representing a diversified portfolio with distinct investment objectives and policies. The Government Assets Fund's investment objective is to seek current income consistent with maintaining liquidity and stability of principal by investing exclusively in short-term U.S. Treasury bills, notes and other short-term obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and repurchase agreements with respect thereto. The investment objective of the Liquid Assets Fund is maximum current income consistent with safety of principal and maintenance of liquidity. The investment objective of the Municipal Assets Fund is maximum current income exempt from federal income tax, consistent with safety of principal and maintenance of liquidity. The investment objective of the Vintage Limited Term Bond Fund is to seek total return from a portfolio of limited term fixed income securities. The Vintage Limited Term Bond Fund invests primarily in a diversified portfolio of fixed income securities including certain types of fixed income securities that may exhibit greater volatility. The Vintage Bond Fund's investment objective is to obtain income by investing in a portfolio of fixed income securities and, secondarily, to seek capital appreciation consistent with the preservation of capital and prudent investment risk. The Vintage Bond Fund will invest at least 65 percent of its total assets in High-Quality Fixed Income Securities at all times. The investment objective of the Vintage Income Fund is to seek current income, consistent with the preservation of capital. The Vintage Income Fund invests primarily in fixed income securities. The investment objective of the Vintage Municipal Bond Fund is to seek current income, consistent with the preservation of capital, that is exempt from federal income taxes. The Vintage Municipal Bond Fund invests primarily in a diversified portfolio of tax-exempt fixed income securities. The investment objective of the Vintage Balanced Fund is to seek long-term growth of capital and income. The Vintage Balanced Fund invests primarily in a diversified portfolio of equity securities and fixed income securities. The investment objective of the Vintage Equity Fund is long-term capital appreciation. The Vintage Equity Fund invests primarily in a diversified portfolio of equity securities of mainly large capitalization companies with strong earnings potential. The investment objective of the Vintage Aggressive Growth Fund is long-term capital growth. The Vintage Aggressive Growth Fund invests primarily in common stocks and other equity-type securities of small, medium and large capitalized companies that exhibit a strong potential for price appreciation relative to other equity securities.

At the close of business on February 13, 1998, the Vintage Mutual Funds, Inc., acquired the assets and assumed the identifiable liabilities of the Liquid Assets Fund, the Municipal Assets Fund and the AMCORE Vintage Mutual Funds, consisting of seven portfolios. Each of these nine portfolios are considered surviving entities for financial reporting purposes. The net assets and number of shares outstanding for the acquired Funds at the close of business on February 13, 1998, were as follows:

VINTAGE MUTUAL FUNDS, Inc.

                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1998

ACQUIRED FUND                                  NET ASSETS      NUMBER OF SHARES
-------------                                  ----------      ----------------
Liquid Assets Fund                           $  100,990,658       100,990,658
Municipal Assets Fund                        $   35,574,100        35,574,100
AMCORE Vintage Mutual Funds
  U.S. Government Obligations Fund           $  154,473,179       154,473,179
  Fixed Total Return Fund                    $   39,280,349         3,923,783
  Fixed Income Fund                          $  103,375,637        10,204,762
  Intermediate Tax-Free Fund                 $   48,201,354         4,505,968
  Balanced Fund                              $   54,403,937         3,746,341
  Equity Fund                                $  414,473,997        20,966,465
  Aggressive Growth Fund                     $   92,960,320         5,840,557

In exchange for the acquired Funds, the Vintage Mutual Funds, Inc., issued the following capital stock:

VINTAGE MUTUAL FUNDS, INC.                     NET ASSETS      NUMBER OF SHARES
--------------------------                     ----------      ----------------
Liquid Assets fund                           $  100,990,658       100,990,658
Municipal Assets Fund                        $   35,574,100        35,574,100
Government Assets Fund                       $  154,473,179       154,473,179
Limited Term Bond Fund                       $   39,280,349         3,923,783
Income Fund                                  $  103,375,637        10,204,762
Municipal Bond Fund                          $   48,201,354         4,505,968
Balanced Fund                                $   54,403,937         3,746,341
Equity Fund                                  $  414,473,997        20,966,465
Aggressive Growth Fund                       $   92,960,320         5,840,557


At the close of business on February 18, 1998, the Vintage Mutual Funds, Inc., acquired the assets and assumed the identifiable liabilities of the Capital Value Funds, Inc., and the IMG Core Stock Fund. The net assets, including the following amounts of capital stock and unrealized appreciation that was combined with the Vintage Mutual Funds, Inc., for the acquired Fund at the close of business on February 18, 1998, were as follows:

                                                              UREALIZED
ACQUIRED FUND                                  NET ASSETS    APPRECIATION
-------------                                  ----------    ------------
Capital Value Funds, Inc.
  Equity Portfolio                          $  19,047,810      4,139,358
  Total Return Portfolio                    $  12,170,101      1,571,382
  Fixed Income Portfolio                    $  10,431,503        152,525
IMG Core Stock Fund                         $  12,521,493      2,180,745

In exchange for the acquired Funds, the Vintage Mutual Funds, Inc., issued the following capital stock:

VINTAGE MUTUAL FUNDS, INC.                 NUMBER OF SHARES      NAV PER SHARE
--------------------------                 ----------------      -------------
Equity Fund                                     1,596,829            $19.77
Balanced Fund                                     838,161            $14.52
Bond Fund                                       1,041,068            $10.02

VINTAGE MUTUAL FUNDS, Inc.

                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1998

The Government Assets Fund offers two classes of shares. T Shares are normally offered through trust organizations or others providing shareholder services such as establishing and maintaining records and accounts for their customers who invest in T Shares, assisting customers in processing purchase, exchange and redemption requests, and responding to customers' inquiries regarding their accounts. S Shares are offered directly or through other broker-dealers. S Shares accrue daily dividends in the same manner as T Shares except that S Shares bear distribution and/or shareholder administrative servicing fees which T Shares do not. Differences in class level expenses may affect performance.

Liquid Assets Fund and Municipal Assets Fund offer multiple classes of shares. S Shares are offered to customers of banks. S Shares are normally offered through financial institutions providing automatic "sweep" investment programs to their own customers. T Shares may be purchased only by financial institutions acting on their own behalf or on behalf of certain customers' accounts. I Shares may be purchased by individual and institutional investors directly from the Fund's Distributor. T Shares and I Shares accrue daily dividends in the same manner as S Shares except that each class bears separate distribution and/or shareholder servicing fees. Liquid Assets Fund also offers S2 Shares which are offered through financial institutions providing automatic "sweep" investment programs to their own customers.

The Vintage Equity Fund offers two classes of shares. T Shares of the Vintage Equity Fund are offered soley to fiduciary accounts of AMCORE Investment Group N.A., over which AMCORE Investment Group, N.A. exercises investment discretion. The Vintage Equity Fund also offers S Shares which accrue dividends in the same manner as T Shares except that each class bears separate distribution and/or shareholder servicing fees.

Each class of shares has equal rights as to earnings, assets, and voting privileges except that each class bears different distribution expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2. SIGNIFICANT ACCOUNTING POLICIES:
-----------------------------------

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

SECURITIES VALUATION:

Investments of the Government Assets Fund, the Liquid Assets Fund and the Municipal Assets Fund (the "money market funds") are valued at amortized cost, which approximates market value. Under the amortized cost method of valuation, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the money market funds may not (a) purchase any instrument with a remaining maturity greater than 397 days unless such investment is subject to a demand feature, or (b) maintain a dollar-weighted-average portfolio maturity which exceeds 90 days.

Investments in common and preferred stocks, commercial paper, corporate bonds, municipal bonds, U.S. Government securities and U.S. Government agency securities of the Vintage Limited Term Bond Fund, the Vintage Bond Fund, the

VINTAGE MUTUAL FUNDS, Inc.

                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1998

Vintage Income Fund, the Vintage Municipal Bond Fund, the Vintage Balanced Fund, the Vintage Equity Fund and the Vintage Aggressive Growth Fund (collectively the "variable net asset funds") are valued at their market values determined on the basis of the latest available bid quotation in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Fixed income securities held in the variable net asset funds are valued on the basis of valuations furnished by a pricing service that utilizes electronic data processing techniques to determine valuations for normal institutional sized trading units of fixed income securities without regard to sale or bid prices when such valuations are believed to more accurately reflect the fair market value of such institutional securities. Otherwise sale or bid prices are used. Fixed income securities having maturities of 60 days of less are valued by the amortized cost method. Investments in investment companies are valued at their respective net asset values as reported by such companies. Securities, including restricted securities, for which market quotations are not readily available, are valued at fair market value as determined in good faith by the investment adviser under the supervision of the Fund's Board of Directors. The difference between the cost and market values of investments held by the variable net asset funds is reflected as either unrealized appreciation or depreciation.

SECURITY TRANSACTIONS AND RELATED INCOME:

Security transactions are accounted for on the date the security is purchased or sold ("trade date"). Interest income is recognized on the accrual basis. Original issue discounts and premiums on securities purchased are amortized over the expected life of the respective securities. Dividends are recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined on the identified cost basis.

REPURCHASE AGREEMENTS:

The Fund may engage in repurchase agreements with financial institutions such as banks, brokers, or dealers that the investment advisor, Investors Management Group, ("IMG"), deems creditworthy under guidelines approved by the Fund's Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. An independent custodian must receive delivery of the underlying securities. The market value of these securities (including accrued interest) on acquisition date is required to be an amount equal to 102% of the resale price, and will not be less than 100% of the resale price over the term of the agreement. The repurchase price generally equals the price paid plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under an agreement to repurchase, is required to maintain, with the Fund's custodian, the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Fund's custodian, another qualified custodian or in the Federal Reserve/Treasury book-entry system.

LOAN CERTIFICATES:

The Liquid Assets Fund may invest in FmHA Guaranteed Loan Certificates which represent interests in the guaranteed portion of Farmer's Home Administration ("FmHA") loans issued by one or more guaranteed loan trusts subject to repurchase on no more than 5 business days' written notice. The Loan Certificates are diversified through limitations on certificates sold by any one individual bank.

TRUST CERTIFICATES:

The Liquid Assets Fund may invest in U. S. Government Guaranteed Student Loans (the Trust) which represent interests in student loans sold by certain Iowa banks subject to repurchase, on no more than 7 days written notice. The Trust and, accordingly, the Trust Certificates are diversified through a limitation on certificates sold by any individual bank. Each individual bank may not sell more than 5 percent of the outstanding Trust Certificates.

VINTAGE MUTUAL FUNDS, Inc.

                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1998

SECURITIES PURCHASED ON A WHEN ISSUED OR DELAYED DELIVERY BASIS:

Each fund may purchase securities on a when-issued or delayed-delivery basis. When-issued securities are securities purchased with delivery to occur at a later date at a stated price and/or yield, thereby, involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. A segregated account is established and the Fund maintains cash and marketable securities at least equal in value to commitments for when-issued securities. At September 30, 1998 the following purchase commitments were outstanding.

DIVIDENDS TO SHAREHOLDERS:

Dividends from net investment income are declared daily and paid monthly for the Government Assets Fund, the Liquid Assets Fund and the Municipal Assets Fund. Dividends from net investment income are declared and paid monthly for the Vintage Limited Term Bond Fund, Vintage Bond Fund, Vintage Income Fund, and the Vintage Municipal Bond Fund. Dividends from net investment income are declared and paid quarterly for the Vintage Balanced Fund, the Vintage Equity Fund and the Vintage Aggressive Growth Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually for each of the Funds.

FEDERAL TAXES:

The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute taxable income to shareholders in amounts that will avoid or minimize federal income or excise taxes of the Fund. Net investment income and net realized gains (losses) for the Funds may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or expires.

EXPENSES:

Expenses that are directly related to one of the Funds are charged directly to that Fund. Expenses relating to the Funds collectively are prorated to the Funds on the basis of each Fund's relative net assets.

3. PURCHASES AND SALES OF SECURITIES:
-------------------------------------

Purchases and sales of securities (excluding short-term securities) for the six-month period ended September 30, 1998 are as follows:

                                          PURCHASES       PROCEEDS FROM SALES
                                          ---------       -------------------
Limited Term Bond Fund.................   21,667,887             3,899,922
Bond Fund..............................   13,048,276             2,937,848
Income Fund............................   24,655,085            35,904,270
Municipal Bond Fund....................    7,161,175             3,544,815
Balanced Fund..........................   18,194,026            14,755,674
Equity Fund............................  118,889,568           113,050,604
Aggressive Growth Fund.................   29,467,089            24,128,020

VINTAGE MUTUAL FUNDS, Inc.

                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1998

4.  RELATED PARTY TRANSACTIONS:
-------------------------------


Under the terms of its Investment Advisory Agreement, IMG is entitled to receive fees computed daily based on a percentage of the average daily net assets of each fund as follows:

         Government Assets Fund                          0.40 percent*
         Liquid Assets Fund                              0.35 percent
         Municipal Assets Fund                           0.35 percent
         Vintage Limited Term Bond Fund                  0.60 percent
         Vintage Bond Fund                               0.55 percent
         Vintage Income Fund                             0.60 percent
         Vintage Municipal Bond Fund                     0.60 percent
         Vintage Balanced Fund                           0.75 percent
         Vintage Equity Fund                             0.75 percent
         Vintage Aggressive Growth Fund                  0.95 percent

*As of July 29, 1998, IMG has voluntarily limited advisory fees for Government Assets Fund to 0.35 percent.

The Funds have entered into a management and administration agreement with IMG pursuant to which the Funds pay administrative fees at an annual rate of 0.21 percent of the average daily net assets for the Government Assets Fund, the Liquid Assets Fund and Municipal Assets Fund and 0.26 percent of the average daily net assets for all other Vintage Mutual Funds.

The Funds have adopted an Administrative Services Plan (the "Services Plan") pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions (each a "Participating Organization"), which may include AMCORE Financial, Inc., its correspondent and affiliated banks, which agree to provide certain ministerial, recordkeeping and/or administrative support services for their customers or account holders (collectively, "customers") who are beneficial or record owner of Shares of that Fund. In consideration for such services, a Participating Organization receives a fee from a Fund, computed daily and paid monthly, at an annual rate of up to 0.25 percent of the average daily net asset value of Shares of that Fund owned beneficially or of record by such Participating Organization's customers for whom the Participating Organization provides such services.

BISYS Fund Services Limited Partnership serves as distributor to the Fund pursuant to a Distribution Agreement. The Distributor receives no compensation under the Distribution Agrement with the Fund, but may receive compensation under a Distribution and Shareholder Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the 1940 Act under which the Funds are authorized to pay the Distributor for payments it makes to Participating Organizations. As authorized by the Plan, the Distributor will enter into Shareholder Agreements with Participating Organizations, including AMCORE Financial, Inc., or its affiliates, pursuant to which the Participating Organization agrees to provide certain administrative and shareholder support services in connection with Shares of a Fund purchased and held by Customers of the Participating Organization. The Distributor will be compensated by a Fund up to the amount of any payments it makes to Participating Organizations under the Rule 12b-1 Agreement. The maximum fee is 0.50 percent on S Shares of the Liquid Assets Fund and 0.25 percent on all other Classes and Funds. Currently, such fees are limited to 0.40 percent for S Shares of the Liquid Assets Fund, 0.15 percent for S2 Shares of the Liquid Assets Fund, 0.15 percent for S Shares of the Municipal Assets Fund and 0.00 percent for all other Classes and Funds. However, IMG as Advisor and Administrator of the Fund may in its sole discretion make payments to the Distributor to supplement shareholder fees paid by the Fund up to the maximum fee approved by the Plan without further notice to shareholders and at no cost to the Fund.

IMG also serves as the Fund's transfer agent to certain classes of the Government Assets, Liquid Assets and Municipal Assets Funds, pursuant to a Transfer Agency Agreement with the Funds and receives a fee for such services. BISYS Fund Services, Inc., ("BISYS") serves as transfer agent to the other classes and Funds pursuant to a Transfer Agency Agreement with the Funds and receives a fee for such services. IMG also provides fund accounting services for the Funds pursuant to a Fund Accounting Agreement and receives a fee for such services.

VINTAGE MUTUAL FUNDS, Inc.
FINANCIAL HIGHLIGHTS


                                                      INVESTMENT ACTIVITIES:                          DIVIDENDS & DISTRIBUTIONS:
                                             --------------------------------------------------   ----------------------------------
                                                                                                              From Net      Total
                                                 NAV        Net      Net Realized/  Total from    From Net  Realized and  Dividends
                                              BEGINNING  Investment   Unrealized    Investment   Investment  Unrealized     and
                                              OF PERIOD    Income   Gains/(Losses)  Activities     Income      Gains   Distributions
                                              ---------    ------   --------------  ----------     ------      -----   -------------
GOVERNMENT ASSETS FUND "T" SHARES
Six Months Ended September 30, 1998 (unaudited)  $1.00      0.02         0.00          0.02        (0.02)       0.00      (0.02)
Year Ended March 31, 1998                        $1.00      0.05         0.00          0.05        (0.05)       0.00      (0.05)
Year Ended March 31, 1997                        $1.00      0.05         0.00          0.05        (0.05)       0.00      (0.05)
Year Ended March 31, 1996                        $1.00      0.05         0.00          0.05        (0.05)       0.00      (0.05)
Year Ended March 31, 1995                        $1.00      0.04         0.00          0.04        (0.04)       0.00      (0.04)
Year Ended March 31, 1994                        $1.00      0.03         0.00          0.03        (0.03)       0.00      (0.03)
LIQUID ASSETS FUND "S" SHARES
Six Months Ended September 30, 1998 (unaudited)  $1.00      0.02         0.00          0.02        (0.02)       0.00      (0.02)
Nine Months Ended March 31, 1998                 $1.00      0.03         0.00          0.03        (0.03)       0.00      (0.03)
Year Ended June 30, 1997                         $1.00      0.05         0.00          0.05        (0.05)       0.00      (0.05)
Year Ended June 30, 1996                         $1.00      0.05         0.00          0.05        (0.05)       0.00      (0.05)
Year Ended June 30, 1995                         $1.00      0.05         0.00          0.05        (0.05)       0.00      (0.05)
Year Ended June 30, 1994                         $1.00      0.03         0.00          0.03        (0.03)       0.00      (0.03)
Year Ended June 30, 1993                         $1.00      0.03         0.00          0.03        (0.03)       0.00      (0.03)
LIQUID ASSETS FUND "S2" SHARES
Six Months Ended September 30, 1998 (unaudited)  $1.00      0.02         0.00          0.02        (0.02)       0.00      (0.02)
Nine Months Ended March 31, 1998                 $1.00      0.04         0.00          0.04        (0.04)       0.00      (0.04)
February 27, 1997 to June 30, 1997*              $1.00      0.02         0.00          0.02        (0.02)       0.00      (0.02)
LIQUID ASSETS FUND "T" SHARES
Six Months Ended September 30, 1998 (unaudited)  $1.00      0.02         0.00          0.02        (0.02)       0.00      (0.02)
Nine Months Ended March 31, 1998                 $1.00      0.04         0.00          0.04        (0.04)       0.00      (0.04)
January 2, 1997 to June 30, 1997*                $1.00      0.03         0.00          0.03        (0.03)       0.00      (0.03)
LIQUID ASSETS FUND "I" SHARES
Six Months Ended September 30, 1998 (unaudited)  $1.00      0.03         0.00          0.03        (0.03)       0.00      (0.03)
Nine Months Ended March 31, 1998                 $1.00      0.04         0.00          0.04        (0.04)       0.00      (0.04)
October 29, 1996 to June 30, 1997*               $1.00      0.04         0.00          0.04        (0.04)       0.00      (0.04)
MUNICIPAL ASSETS FUND "S" SHARES
Six Months Ended September 30, 1998 (unaudited)  $1.00      0.01         0.00          0.01        (0.01)       0.00      (0.01)
Nine Months Ended March 31, 1998                 $1.00      0.02         0.00          0.02        (0.02)       0.00      (0.02)
Year Ended June 30, 1997                         $1.00      0.03         0.00          0.03        (0.03)       0.00      (0.03)
Year Ended June 30, 1996                         $1.00      0.03         0.00          0.03        (0.03)       0.00      (0.03)
Year Ended June 30, 1995                         $1.00      0.03         0.00          0.03        (0.03)       0.00      (0.03)
Year Ended June 30, 1994                         $1.00      0.02         0.00          0.02        (0.02)       0.00      (0.02)
Year Ended June 30, 1993                         $1.00      0.02         0.00          0.02        (0.02)       0.00      (0.02)
MUNICIPAL ASSETS FUND "T" SHARES
Six Months Ended September 30, 1998 (unaudited)  $1.00      0.02         0.00          0.02        (0.02)       0.00      (0.02)
Nine Months Ended March 31, 1998                 $1.00      0.02         0.00          0.02        (0.02)       0.00      (0.02)
January 2, 1997 to June 30, 1997*                $1.00      0.02         0.00          0.02        (0.02)       0.00      (0.02)
MUNICIPAL ASSETS FUND "I" SHARES
Six Months Ended September 30, 1998 (unaudited)  $1.00      0.02         0.00          0.02        (0.02)       0.00      (0.02)
Nine Months Ended March 31, 1998                 $1.00      0.02         0.00          0.02        (0.02)       0.00      (0.02)
March 27, 1997 to June 30, 1997*                 $1.00      0.01         0.00          0.01        (0.01)       0.00      (0.01)


----------------
*   Period from commencement of operations
** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not Annualized
(b) Annualized

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                  TOTAL RETURN / RATIOS / SUPPLEMENTARY DATA:
           --------------------------------------------------------------------------------------------------
                                      Ratio of     Ratio of Net         Ratio of        Ratio of Net
   NAV                 Net Assets    Expenses to    Investment         Expenses to       Investment
   END      Total      End of Period   Average       Income to          Average           Income to
OF PERIOD   Return     (000 omitted)  Net Assets  Average Net Assets   Net Assets**  Average Net Assets**
---------   ------     ------------- -----------  ------------------   ------------  --------------------

  $1.00     2.40% (a)     $158,906      0.75% (b)     4.78% (b)          1.27% (b)          4.26% (b)
  $1.00     4.72%         $155,130      0.73%         4.79%              0.98%              4.54%
  $1.00     4.62%         $158,698      0.76%         4.53%              1.01%              4.28%
  $1.00     5.24%         $153,836      0.54%         5.08%              0.72%              4.90%
  $1.00     4.32%         $137,888      0.50%         4.26%              0.98%              3.78%
  $1.00     2.73%         $105,345      0.56%         2.70%              1.02%              2.23%

  $1.00     2.19% (a)      $80,031      1.31% (b)     4.38% (b)          1.41% (b)          4.28% (b)
  $1.00     3.43% (a)      $69,514      1.20% (b)     4.57% (b)          -----              -----
  $1.00     4.46%          $60,663      1.20%         4.46%              -----              -----
  $1.00     4.68%         $179,633      1.20%         4.68%              -----              -----
  $1.00     4.66%         $167,085      1.20%         4.66%              -----              -----
  $1.00     2.66%         $141,018      1.18%         2.66%              -----              -----
  $1.00     2.72%         $123,949      1.16%         2.72%              -----              -----

  $1.00     2.31% (a)      $10,603      1.06% (b)     4.63% (b)          1.16% (b)          4.53% (b)
  $1.00     3.68% (a)       $5,453      0.87% (b)     4.91% (b)          -----              -----
  $1.00     1.66%           $1,773      0.85% (b)     4.79% (b)          0.95%              4.69%

  $1.00     2.44% (a)      $29,457      0.81% (b)     4.88% (b)          0.91% (b)          4.78% (b)
  $1.00     3.81% (a)      $16,147      0.70% (b)     5.07% (b)          -----              -----
  $1.00     2.51% (a)      $17,859      0.70% (b)     4.96% (b)          -----              -----

  $1.00     5.03% (a)      $14,429      0.66% (b)     5.03% (b)          -----              -----
  $1.00     3.98% (a)      $13,729      0.47% (b)     5.31% (b)          -----              -----
  $1.00     3.51% (a)       $2,356      0.45% (b)     5.19% (b)          -----              -----

  $1.00     1.33% (a)       $7,156      1.09% (b)     2.67% (b)          1.19% (b)          2.57% (b)
  $1.00     2.13% (a)       $7,102      0.94% (b)     2.84% (b)          -----              -----
  $1.00     2.90%           $4,664      0.93%         2.90%              1.15%              2.68%
  $1.00     2.64%          $10,146      1.48%         2.64%              -----              -----
  $1.00     2.53%          $16,130      1.38%         2.53%              -----              -----
  $1.00     1.53%          $21,355      1.35%         1.53%              -----              -----
  $1.00     1.69%          $23,764      1.35%         1.69%              -----              -----

  $1.00     1.46% (a)      $13,383      0.84% (b)     2.92% (b)          0.94% (b)          2.82% (b)
  $1.00     2.31% (a)      $12,005      0.69% (b)     3.09% (b)          -----              -----
  $1.00     1.61% (a)      $25,036      0.66% (b)     3.17% (b)          0.90%              2.93%

  $1.00     1.53% (a)      $16,617      0.69% (b)     3.07% (b)          -----              -----
  $1.00     2.49% (a)      $20,010      0.46% (b)     3.32% (b)          -----              -----
  $1.00     1.20% (a)           $7      0.41% (b)     3.42% (b)          0.65%              3.18%


                       SEE NOTES TO FINANCIAL STATEMENTS.

VINTAGE MUTUAL FUNDS, Inc.
FINANCIAL HIGHLIGHTS


                                                      INVESTMENT ACTIVITIES:                          DIVIDENDS & DISTRIBUTIONS:
                                             --------------------------------------------------   ----------------------------------
                                                                                                              From Net      Total
                                                 NAV        Net      Net Realized/  Total from    From Net  Realized and  Dividends
                                              BEGINNING  Investment   Unrealized    Investment   Investment  Unrealized     and
                                              OF PERIOD    Income   Gains/(Losses)  Activities     Income      Gains   Distributions
                                              ---------    ------   --------------  ----------     ------      -----   -------------
LIMITED TERM BOND FUND
Six Months Ended September 30, 1998 (unaudited)  $9.99      0.25          0.17         0.42        (0.24)        0.00     (0.24)
Year Ended March 31, 1998                        $9.69      0.46          0.35         0.81        (0.51)(c)     0.00     (0.51)
Year Ended March 31, 1997                        $9.89      0.50         (0.20)        0.30        (0.50)        0.00     (0.50)
June 15, 1995 to March 31, 1996*                $10.00      0.44         (0.11)        0.33        (0.43)       (0.01)    (0.44)
BOND FUND
Six Months Ended September 30, 1998 (unaudited)  $9.86      0.25          0.27         0.52        (0.26)        0.00     (0.26)
Eleven Months Ended March 31, 1998               $9.82      0.66          0.33         0.99        (0.66)       (0.29)    (0.95)
Year Ended April 30, 1997                        $9.78      0.62          0.05         0.67        (0.62)        0.00     (0.62)
July 7, 1995 to April 30, 1996*                 $10.00      0.49         (0.28)        0.21        (0.43)        0.00     (0.43)
BOND FUND - INSTITUTIONAL SHARES
May 1, 1997 to February 13, 1998 ***             $9.82      0.52          0.47         0.99        (0.63)       (0.17)    (0.80)
Year Ended      April 30, 1997                   $9.79      0.64          0.04         0.68        (0.65)        0.00     (0.65)
July 7, 1995 to April 30, 1996*                 $10.00      0.49         (0.25)        0.24        (0.44)       (0.01)    (0.45)
INCOME FUND
Six Months Ended September 30, 1998 (unaudited) $10.04      0.27          0.27         0.54        (0.28)        0.00     (0.28)
Year Ended March 31, 1998                        $9.70      0.50          0.38         0.88        (0.54)(c)     0.00     (0.54)
Year Ended March 31, 1997                        $9.93      0.54         (0.24)        0.30        (0.53)        0.00     (0.53)
Year Ended March 31, 1996                        $9.71      0.61          0.23         0.84        (0.62)        0.00     (0.62)
Year Ended March 31, 1995                        $9.92      0.54         (0.22)        0.32        (0.53)        0.00     (0.53)
Year Ended March 31, 1994                       $10.28      0.59         (0.33)        0.26        (0.59)       (0.03)    (0.62)
MUNICIPAL BOND FUND
Six Months Ended September 30, 1998 (unaudited) $10.60      0.20          0.18         0.38        (0.20)        0.00     (0.20)
Year Ended March 31, 1998                       $10.22      0.40          0.40         0.80        (0.40)       (0.02)    (0.42)
Year Ended March 31, 1997                       $10.27      0.38         (0.05)        0.33        (0.38)        0.00     (0.38)
Year Ended March 31, 1996                        $9.97      0.43          0.30         0.73        (0.43)        0.00     (0.43)
Year Ended March 31, 1995                        $9.91      0.43          0.07         0.50        (0.43)       (0.01)    (0.44)
Year Ended March 31, 1994                       $10.05      0.42         (0.13)        0.29        (0.42)       (0.01)    (0.43)


-------------------------------------
*   Period from commencement of operations
**  During the period certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
*** On February 14, 1998, The Bond Fund Institutional shares merged in to Select Shares to create a single class Bond Fund.
(a) Not Annualized
(b) Annualized
(C) Includes .04 per share and .02 per share of distributions in excess of net investment income for the Limited Term Bond Fund and
    Income Fund respectively, for year ended March 31, 1998.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                  TOTAL RETURN / RATIOS / SUPPLEMENTARY DATA:
           ---------------------------------------------------------------------------------------------------------
                                      Ratio of     Ratio of Net         Ratio of        Ratio of Net
   NAV                 Net Assets    Expenses to    Investment         Expenses to       Investment
   END      Total      End of Period   Average       Income to          Average           Income to        PORTFOLIO
OF PERIOD   Return     (000 omitted)  Net Assets  Average Net Assets   Net Assets**  Average Net Assets**  TURNOVER
---------   ------     ------------- -----------  ------------------   ------------  --------------------  ---------


  $10.17    4.26% (a)     $53,848      1.08% (b)     4.92% (b)          1.58% (b)          4.42% (b)          9.14%
   $9.99    8.51% (a)     $37,777      1.35%         4.60%              1.60%              4.35%             80.26%
   $9.69    3.13%         $38,835      1.40%         5.18%              1.65%              4.93%             70.63%
   $9.89    3.40% (a)     $41,178      1.18% (b)     5.53% (b)          1.18% (b)          5.53% (b)         69.30%

  $10.12    5.31% (a)     $18,983      1.02% (b)     5.26% (b)          1.52% (b)          4.76% (b)         21.65%
   $9.86   10.30% (a)      $7,213      0.88% (b)     7.66% (b)          -----              -----            225.79%
   $9.83    6.97%          $3,201      0.83%         6.16%              -----              -----             42.22%
   $9.78    2.10% (a)      $3,642      0.80% (b)     6.24% (b)          -----              -----             60.43%

  $10.01   10.11%          $1,970      0.65%         6.76%              -----              -----             42.22%
   $9.82    7.19%          $4,360      0.63%         6.36%              -----              -----             42.22%
   $9.79    2.27% (a)      $4,363      0.60% (b)     6.40% (b)          -----              -----             60.43%

  $10.30    5.46% (a)     $95,655      1.01% (b)     5.50% (b)          1.51% (b)          5.00% (b)         26.95%
  $10.04    9.31%        $104,604      1.15%         5.04%              1.40%              4.79%             52.03%
   $9.70    3.14%         $92,031      1.20%         5.52%              1.45%              5.27%             59.70%
   $9.93    8.74%         $84,752      0.97%         5.77%              0.97%              5.77%            113.25%
   $9.71    3.46%         $81,673      0.94%         5.53%              1.22%              5.26%             32.38%
   $9.92    2.43%         $90,301      0.51%         5.74%              1.24%              5.01%             32.03%

  $10.78    3.58% (a)     $52,006      1.06% (b)     3.70% (b)          1.56% (b)          3.20% (b)          7.37%
  $10.60    7.89%         $48,282      1.21%         3.76%              1.46%              3.51%             36.60%
  $10.22    3.22%         $45,164      1.28%         3.68%              1.53%              3.43%             21.00%
  $10.27    7.43%         $42,436      0.75%         4.21%              1.02%              3.94%             14.21%
   $9.97    5.29%         $30,717      0.73%         4.42%              1.30%              3.84%              5.77%
   $9.91    2.79%         $32,983      0.57%         4.19%              1.38%              3.37%             13.26%



                       SEE NOTES TO FINANCIAL STATEMENTS.

VINTAGE MUTUAL FUNDS, Inc.
FINANCIAL HIGHLIGHTS


                                                      INVESTMENT ACTIVITIES:                          DIVIDENDS & DISTRIBUTIONS:
                                             --------------------------------------------------   ----------------------------------
                                                                                                              From Net      Total
                                                 NAV        Net      Net Realized/  Total from    From Net  Realized and  Dividends
                                              BEGINNING  Investment   Unrealized    Investment   Investment  Unrealized     and
                                              OF PERIOD    Income   Gains/(Losses)  Activities     Income      Gains   Distributions
                                              ---------    ------   --------------  ----------     ------      -----   -------------
Balanced Fund
Six Months Ended September 30, 1998 (unaudited)  $15.05      0.13        (0.86)        (0.73)        (0.13)      0.00     (0.13)
Year Ended March 31, 1998                        $11.72      0.21         3.67          3.88         (0.21)     (0.34)    (0.55)
Year Ended March 31, 1997                        $11.08      0.18         1.05          1.23         (0.18)     (0.41)    (0.59)
June 1, 1995 to march 31, 1996*                  $10.00      0.24         1.08          1.32         (0.24)      0.00     (0.24)
Equity Fund S Shares
Six Months Ended September 30, 1998 (unaudited)  $21.04     (0.03)       (2.70)        (2.73)         0.00       0.00      0.00
Year Ended March 31, 1998                        $16.58      0.00         7.19          7.19         (0.01)     (2.71)    (2.72)
Year Ended March 31, 1997                        $14.48      0.05         2.60          2.65         (0.05)     (0.50)    (0.55)
Year Ended March 31, 1996                        $11.44      0.13         3.27          3.40         (0.13)     (0.23)    (0.36)
Year Ended March 31, 1995                        $10.05      0.15         1.41          1.56         (0.15)     (0.02)    (0.17)
Year Ended March 31, 1994                        $10.20      0.19        (0.14)         0.05         (0.20)      0.00     (0.20)
Equity Fund T Shares
Six Months Ended September 30, 1998 (unaudited)  $21.05     (0.01)       (2.69)        (2.69)         0.00       0.00      0.00
February 14, 1998 to March 31, 1998***           $19.77      0.00         1.28          1.28          0.00       0.00      0.00
Aggressive Growth
Six Months Ended September 30, 1998 (unaudited)  $16.99     (0.05)       (2.14)        (2.19)         0.00       0.00      0.00
Year Ended March 31, 1998                        $11.90     (0.09)        5.61          5.52          0.00      (0.43)    (0.43)
Year Ended March 31, 1997                        $10.88     (0.06)        1.08          1.02          0.00       0.00      0.00
Sept. 29, 1995 to March 31, 1996*                $10.00      0.00         0.90          0.90          0.00      (0.02)    (0.02)



-------------------------------------
*   Period from commencement of operations.
**  During the period certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not Annualized
(b) Annualized

SEE NOTES TO FINANCIAL STATEMENTS.

                                  TOTAL RETURN / RATIOS / SUPPLEMENTARY DATA:
           ---------------------------------------------------------------------------------------------------------
                                      Ratio of     Ratio of Net         Ratio of        Ratio of Net
   NAV                 Net Assets    Expenses to    Investment         Expenses to       Investment
   END      Total      End of Period   Average       Income to          Average           Income to        Portfolio
OF PERIOD   Return     (000 omitted)  Net Assets  Average Net Assets   Net Assets**  Average Net Assets**  Turnover
---------   ------     ------------- -----------  ------------------   ------------  --------------------  ---------


  $14.19   -4.89% (a)     $59,976      1.29% (b)      1.71% (b)         1.79% (b)           1.21% (b)        24.83%
  $15.05   33.46%         $63,403      1.38%          1.58%             1.63%               1.33%           101.32%
  $11.72   11.05%         $32,012      1.55%          1.58%             1.80%               1.33%            38.35%
  $11.08   13.29% (a)     $13,516      1.32% (b)      2.66% (b)         1.32% (b)           2.66% (b)        61.72%

  $18.31  -12.98% (a)    $180,279      1.41% (b)     -0.30% (b)         1.66% (b)          -0.55% (b)        24.85%
  $21.05   45.54%        $196,772      1.31%          0.08%             1.56%               0.33%            72.80%
  $16.58   18.35%        $309,669      1.33%          0.32%             1.58%               0.07%            37.08%
  $14.48   29.96%        $210,950      1.09%          0.96%             1.09%               0.96%            33.23%
  $11.44   15.74%        $149,233      1.07%          1.47%             1.35%               1.19%            20.54%
  $10.05    0.45%        $125,203      0.54%          1.97%             1.37%               1.15%             3.98%

  $18.35  -12.83% (a)    $231,716      1.16% (b)     -0.05% (b)         1.66% (b)          -0.55% (b)        24.85%
  $21.05    6.40% (a)    $275,245      1.19% (b)      0.63% (b)         1.44% (b)           0.38% (b)        72.80%

  $14.80  -12.89% (a)     $94,545      1.43% (b)     -0.74% (b)         1.93% (b)          -1.24% (b)        24.27%
  $16.99   46.82%        $101,377      1.56%         -0.74%             1.81%              -0.99%            86.36%
  $11.90    9.39%         $49,413      1.63%         -0.64%             1.88%              -0.89%            45.14%
  $10.88    9.10% (a)     $23,319      1.57% (b)      0.08% (b)         1.57% (b)           0.08% (b)         4.31%

                       SEE NOTES TO FINANCIAL STATEMENTS.

                               TABLE OF CONTENTS


                             PERFORMANCE REPORTS AND
                       SCHEDULES OF PORTFOLIO INVESTMENTS
                                     PAGE 5

                      STATEMENTS OF ASSETS AND LIABILITIES
                                     PAGE 37

                            STATEMENTS OF OPERATIONS
                                     PAGE 41

                       STATEMENTS OF CHANGES IN NET ASSETS
                                     PAGE 44

                          NOTES TO FINANCIAL STATEMENTS
                                     PAGE 53

                              FINANCIAL HIGHLIGHTS
                                     PAGE 64

                         REPORT OF INDEPENDENT AUDITORS
                                     PAGE 70

SERVICE PROVIDERS

INVESTMENT ADVISORY AND
ADMINISTRATOR
Investors Management Group
2203 Grand Avenue
Des Moines, Iowa 50312

DISTRIBUTOR
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

LEGAL COUNSEL
Cline, Williams, Wright, Johnson
& Oldfather
1900 First Bank Building
Lincoln, Nebraska 68508

INDEPENDENT AUDITORS
McGladrey & Pullen, LLP
400 Locust Street, Suite 640
Des Moines, Iowa 50309-2372